UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUBJECT TO AMENDMENT AND COMPLETION

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.
11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD October   , 2015

TO THE STOCKHOLDERS OF GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.:

You are cordially invited to attend a special meeting of stockholders of Global Defense & National Security Systems, Inc. (the “Company”) to be held at 11:00 a.m., local time, at the offices of Morrison & Foerster, LLP, located at 2000 Pennsylvania Ave, NW, Suite 6000, Washington, District of Columbia on October   , 2015, for the sole purpose of considering and voting upon the below proposals to:

•	Amend Article Fifth of the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) to extend the date before which the Company must complete a business combination (the “Termination Date”) from October 24, 2015 (the “Current Termination Date”) to November 24, 2015 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Article Fifth Amendment”);
•	Amend Article Sixth of the Company’s Amended and Restated Certificate to provide that the holders of shares of the Company’s common stock sold in the Company’s initial public offering (the “Public Shares”, and such holders, the “Public Stockholders”) are entitled to redeem, convert or tender their Public Shares in the event of any further amendment of the Company’s Amended and Restated Certificate that affects the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date (the “Article Sixth Amendment” and together with the Article Fifth Amendment, the “Extension Amendments”); and
•	Approve and adopt a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presents to the stockholders for vote (the “Adjournment Proposal”).

Each of the Extension Amendments is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendments unless each of the above proposals is approved by stockholders. Notwithstanding stockholder approval of the proposals, the Company’s board of directors will retain the right in its sole discretion, to abandon and not effect the Extension Amendments at any time prior to their effectiveness without any further action by stockholders.

The Company’s board of directors has fixed the close of business on October   , 2015 as the date for determining Company stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock, $0.0001 par value (“common stock”) on that date are entitled to have their votes counted at the special meeting or any adjournment.

The purpose of the Extension Amendments is to allow the Company more time to complete its proposed business combination with STG Group, Inc., a Delaware corporation (“STG”), pursuant to the Stock Purchase Agreement, dated as of June 8, 2015 (the “Business Combination Agreement”) by and among (i) the Company, (ii) Global Defense & National Security Holdings LLC, a Delaware limited liability company (the “Sponsor”), (iii) STG, (iv) the stockholders of STG (the “STG Stockholders” and, together with STG, the “Seller Parties”) and (v) Simon Lee, as “Stockholders’ Representative.” As a result, our board of directors has determined it is in the best interests of our stockholders to extend the Termination Date from the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

At a special meeting of the stockholders held on July 17, 2015, the stockholders previously approved an amendment to our Amended and Restated Certificate to extend the Termination Date from July 24, 2015 to our current Termination Date. The Company is now seeking a further extension of the Termination Date to November 24, 2015.

If the Extension Amendments are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem all of the Public Shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our Sponsor has agreed to waive its redemption rights with respect to the Sponsor’s Shares and Private Placement Shares if we fail to consummate a business combination by the Current Termination Date. References to “Private Placement Shares” are to an aggregate of 721,500 shares of our common stock purchased by our Sponsor in a private placement consummated simultaneously with the closing of the Company’s initial public offering of securities (the “IPO”). References to “Sponsor’s Shares” are to 2,003,225 shares of common stock sold to our Sponsor prior to our IPO. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

On June 9, 2015, the Company filed a Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) to report the execution of the Business Combination Agreement. For additional information regarding the Business Combination Agreement and the transactions contemplated thereby, see the Form 8-K referenced above and the preliminary proxy statement on Schedule 14A initially filed by the Company on July 10, 2015 (the “Business Combination Proxy Statement”).

The Company is in the process of finalizing the Business Combination Proxy Statement, and the parties to the Business Combination Agreement are currently working toward arranging the related financing and satisfying the closing conditions to the Business Combination Agreement.

The proposed transaction with STG qualifies as a “business combination” under the Company’s Amended and Restated Certificate, which currently provides that if the Company does not consummate a business combination by the Current Termination Date, the Company will redeem all Public Shares for their pro rata portions of the trust account and promptly following such redemption, dissolve and liquidate. As explained below, the Company believes that it may not be able to complete the proposed business combination with STG by the Current Termination Date. The Company’s board of directors believes that stockholders will benefit from the proposed business combination with STG and is therefore proposing an amendment to the Company’s Amended and Restated Certificate to extend the Current Termination Date to the Extended Termination Date, and to make other corresponding changes in the Amended and Restated Certificate. If the Extension Amendments are approved and not abandoned, the Company will also amend and restate the Company’s Amended and Restated Investment Management Trust Agreement, dated July 21, 2015 (the “Trust Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC (the “Trustee”) to permit the actions contemplated by the Extension Amendment.

You are not being asked to vote on the proposed business combination with STG at this time. Stockholders will have the right to vote on the proposed business combination with STG when and if it is submitted to stockholders.

Since the completion of its IPO, the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, the Company identified more than 75 possible target companies, and appropriate targets were advanced to the next phase of the selection process, including more than 50 with which the Company held meetings and/or telephone discussions and 12 with which non-disclosure agreements (and trust waivers) were executed.

The initial discussion between the Company and STG’s management commenced in June 2014. The parties entered into a Confidentiality and Non-Disclosure Agreement on February 18, 2015. From February 18, 2015 until June 8, 2015, the Company, while also involved in due diligence activities, engaged in negotiations with STG on the terms of the agreement to govern the business combination. The parties entered into an exclusivity letter agreement on April 15, 2015. On April 23, 2015, the Company entered into a non-binding letter of intent with STG and Simon S. Lee, individually and on behalf of the STG Stockholders, setting forth certain principal terms of the proposed business combination. The parties entered into the Business Combination Agreement on June 8, 2015.

As the Company believes the proposed business combination with STG to be in the best interests of the Company’s stockholders, and because the Company believes that it may not be able to complete the transaction with STG by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination from the Current Termination Date to the Extended Termination Date. If the Extension Amendments are approved (and not abandoned), the Company expects to (1) hold a special meeting of the stockholders to approve the business combination with STG and satisfy the other closing conditions to the Business Combination Agreement and (2) amend and restate the Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and permit distributions from the trust account to pay Public Stockholders who properly demand redemption in connection with the Extension Amendments. If the Extension Amendments are approved (and not abandoned) the Company will also amend various other agreements to which it is a party in order to replace references to the Current Termination Date with references to the Extended Termination Date, including (i) the Amended and Restated Stock Escrow Agreement, dated July 21, 2015, by and between the Company and American Stock Transfer & Trust Company (the “Stock Escrow Agreement”), (ii) the Amended and Restated Right of First Refusal and Corporate Opportunities Agreement, dated July 21, 2015, by and among the Company and Global Integrated Security (USA) Inc. (the “Right of First Refusal and Corporate Opportunities Agreement”), (iii) the amended and restated letter agreements entered into among the Company and certain insiders of the Company, including the Sponsor, each dated July 21, 2015 (the “Insider Letters”), and (iv) the convertible promissory notes, dated as of May 15, 2014 and May 12, 2015, as amended on July 21, 2015, and the promissory note, dated as July 21, 2015, issued by the Company to the Sponsor (the “Promissory Notes”).

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with STG, circumstances warrant providing Public Stockholders an opportunity to consider the proposed business combination with STG. As discussed more fully in the attached proxy statement, the Company believes that the Article Fifth Amendment requires the approval of a majority of the holders of the outstanding shares of the Company’s common stock entitled to vote thereon (and the Company previously received a legal opinion to that effect, attached as Annex B). Under the Company’s Amended and Restated Certificate, the Article Sixth Amendment must be approved by the holders of sixty-five percent (65%) or more of the outstanding shares of the Company’s common stock cast at a meeting of the Company’s stockholders.

In addition, if the Extension Amendments are approved, then the Company is required under its Amended and Restated Certificate to provide the Public Stockholders with an opportunity to redeem their Public Shares for a pro rata portion of the funds available in the trust account upon approval of such amendments. Accordingly, holders of Public Shares may elect to redeem their shares if the Extension Amendments are approved (the “Election”). The Company believes that such redemption right protects the Public Stockholders from having to sustain their investments for an unreasonably long period if the Company failed to consummate a business combination in the timeframe contemplated by the Amended and Restated Certificate.

If the Extension Amendments are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for a pro rata portion of the funds available in the trust account upon consummation of the proposed business combination with STG (or any other business combination) when it is submitted to the stockholders, subject to any limitations set forth in the Amended and Restated Certificate and the limitations contained in the Business Combination Agreement described below in “The Potential Business Combination with STG” and related agreements (or any other business combination agreement related to any other business combination), or on the Extended Termination Date if a business combination has not been consummated. In addition, if the Article Sixth Amendment is approved, the stockholders will be entitled to redeem their shares in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

Subject to the foregoing, (1) the approval of the Article Fifth Amendment will require the affirmative vote of the majority of the Company’s common stock outstanding as of the record date and entitled to vote thereon, (2) the approval of the Article Sixth Amendment will require the affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date and entitled to vote thereon and (3) approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented at the special meeting.

Each of the Extension Amendments is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendments unless both of the above proposals are approved by the requisite vote of stockholders. Notwithstanding stockholder approval of the proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendments at any time prior to their effectiveness without any further action by stockholders.

In considering the Extension Amendments, the Company’s stockholders should be aware that if the Extension Amendments are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with STG, in addition to expenses incurred in proposing the Extension Amendments. The Company may not have sufficient funds outside of the trust account to pay these expenses. In order to finance such expenses, the Sponsor or an affiliate of the Sponsor may, but is not obligated to, provide the Company with working capital loans as may be required. The Sponsor has already provided $2,607,053.00 of working capital loans to the Company. If we consummate an initial business combination, we would repay such loaned amounts, or, at the election of the lender, the outstanding principal amount of these loans, would be converted into shares of common stock at the higher of $10.00 per share and the 30-day trailing average of the closing price per share. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds.

In order to protect the amounts held in the trust account, our Sponsor has agreed that, if a business combination is not completed prior to the Termination Date, it will indemnify the Company against any damages and expenses that the Company may become subject to as a result of any claim by (i) any third party for services rendered or contracted for or products sold to the Company or (ii) a prospective target business with which the Company has entered into a business combination agreement; provided however, that such indemnification shall apply only to the extent necessary to ensure that such claims do not reduce the amount of funds in the trust account to below $10.61 per Public Share. There is, however, a possibility that the Sponsor may not be able to satisfy its indemnification obligations if it is required to do so. Notwithstanding the foregoing, our Sponsor will have no liability under this indemnity (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right to any funds held in the trust account, or (2) as to any claims against the Company by the underwriters of the IPO.

If the Extension Amendments are approved and become effective and a business combination is subsequently consummated, then the underwriters will receive the portion of the underwriting commission that was deferred and is currently held in the trust account. The underwriters will probably not receive this portion of the commission unless the Extension Amendments are approved and become effective because the Company believes that it may not be able to complete a business combination before the Current Termination Date.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendments are fair to and in the best interests of the Company and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” the Article Fifth Amendment, “FOR” the Article Sixth Amendment and “FOR” the Adjournment Proposal.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendments and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

Dated: October   , 2015

By Order of the Board of Directors,

Chairman of the Board of Directors	Secretary

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. You may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC
11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia

SPECIAL MEETING OF STOCKHOLDERS TO
BE HELD OCTOBER   , 2015

PROXY STATEMENT

A special meeting of stockholders of Global Defense & National Security Systems, Inc. (the “Company”), a Delaware corporation, will be held at 11:00 a.m., local time, at the offices of Morrison & Foerster, LLP, located at 2000 Pennsylvania Ave, NW, Suite 6000, Washington, District of Columbia on October   , 2015, for the sole purpose of considering and voting upon the below proposals to:

•	Amend Article Fifth of the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) to extend the date before which the Company must complete a business combination (the “Termination Date”) from October 24, 2015 (the “Current Termination Date”) to November 24, 2015 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Article Fifth Amendment”);
•	Amend Article Sixth of the Company’s Amended and Restated Certificate to provide that the holders of shares of the Company’s common stock sold in the Company’s initial public offering (the “Public Shares”, and such holders, the “Public Stockholders”) are entitled to redeem, convert or tender their Public Shares in the event of any further amendment of the Company’s Amended and Restated Certificate that affects the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date (the “Article Sixth Amendment” and together with the Article Fifth Amendment, the “Extension Amendments”); and
•	Approve and adopt a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presents to the stockholders for vote (the “Adjournment Proposal”).

Each of the Extension Amendments is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendments unless each of the above proposals is approved by stockholders. Notwithstanding stockholder approval of the proposals, the Company’s board of directors will retain the right in its sole discretion, to abandon and not effect the Extension Amendments at any time prior to their effectiveness without any further action by stockholders.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

As discussed more fully herein, the Company believes that the Article Fifth Amendment requires the approval of a majority of the holders of the outstanding shares of the Company’s common stock entitled to vote thereon (and the Company previously received a legal opinion to that effect, attached as Annex B). Under the Company’s Amended and Restated Certificate, the Article Sixth Amendment must be approved by the holders of sixty-five percent (65%) or more of the outstanding shares of the Company’s common stock cast at a meeting of the Company’s stockholders. In addition, if the Extension Amendments are approved, then the Company’s Amended and Restated Certificate requires the Company to provide the Public Stockholders with an opportunity to redeem their Public Shares for a pro rata portion of the funds available in the trust account established by the Company (the “Trust Account”) upon approval of such amendments. Accordingly, holders of Public Shares may elect to redeem their shares if the Extension Amendments are approved (the “Election”). Furthermore, if the Extension Amendments are approved (and not abandoned), each Public Stockholder will continue to have the right to have its Public Shares redeemed for a pro rata portion of the funds available in the Trust Account on the Extended Termination Date if the Company has not consummated a business combination by such date or in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

The record date for the special meeting is October   , 2015. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 8,748,653 outstanding shares of the Company’s common stock including 6,023,928 outstanding Public Shares.

This proxy statement contains important information about the meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated October   , 2015 and is first being mailed to stockholders on or about October   , 2015.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on three proposals to:

  •

Amend Article Fifth of the Company’s Amended and Restated Certificate to extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date;

  •

Amend Article Sixth of the Company’s Amended and Restated Certificate to provide that the Public Stockholders are entitled to redeem, convert or tender their Public Shares in the event of any further amendment of the Company’s Amended and Restated Certificate that affects the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date;

  •

Approve and adopt a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presents to the stockholders for vote (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve one of the other proposals presented to the stockholders.

Each of the Extension Amendments is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendments unless each of the above proposals is approved by stockholders. Notwithstanding stockholder approval of the proposals, the Company’s board of directors will retain the right in its sole discretion, to abandon and not effect the Extension Amendments at any time prior to their effectiveness without any further action by stockholders.

As discussed more fully herein, the Company believes that the Article Fifth Amendment requires the approval of a majority of the holders of the outstanding shares of the Company’s common stock entitled to vote thereon (and the Company previously received a legal opinion to that effect, attached as Annex B). Under the Company’s Amended and Restated Certificate, the Article Sixth Amendment must be approved by the holders of sixty-five percent (65%) or more of the outstanding shares of the Company’s common stock cast at a meeting of the Company’s stockholders. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented at the special meeting. In addition, if the Extension Amendments are approved, the Company’s Amended and Restated Certificate requires the Company to provide the Public Stockholders with an opportunity to make the Election. Furthermore, if the Extension Amendments are approved (and not abandoned), each Public Stockholder will continue to have the right to have its Public Shares redeemed for a pro rata portion of the funds available in the Trust Account on the Extended Termination Date if the Company has not consummated a business combination by such date or in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.
Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.
Q. Why is the Company proposing to amend its Amended and Restated Certificate?	A. The Company was organized to serve as a vehicle for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses focused on the provision and/or outsourcing of government services operating within or outside of the United States, although the Company may pursue acquisition opportunities in other business sectors.

On June 8, 2015, the Company entered into the Business Combination Agreement with STG, the STG Stockholders, the Stockholders’ Representative and the Sponsor. Pursuant to the Business Combination Agreement, in exchange for the transfer to the Company of 100% of the outstanding shares of capital stock of STG, the STG Stockholders will receive a combination of cash and common stock, consisting of (a) Seventy Five Million Dollars ($75,000,000) in cash (the “Cash Consideration”) and (b) Eight Million Five Hundred Seventy-Eight Thousand One Hundred Ninety-Nine (8,578,199) new shares of common stock. In addition, the Company will issue to the STG Stockholders Four Hundred Forty-Five Thousand One Hundred Sixty-One (445,161) shares of common stock acquired prior to the Company’s initial public offering that are being contributed by the Sponsor (subject to reduction to the extent the Sponsor forfeits any of these shares to the Company). In the event that, immediately following the closing, the shares issued to the STG Stockholders would, in the aggregate, equal less than 56.7% of the total outstanding shares of common stock as of the closing, a portion of the Cash Consideration may be exchanged for additional shares of common stock at a price of $10.55 per share, so that the STG Stockholders own 56.7% of the total outstanding shares of common stock following the closing. In addition, in the event that the transaction otherwise would not qualify for the tax treatment described in the Business Combination Agreement as a result of failure to satisfy the Control Requirement (as defined in the Business Combination Agreement), a portion of the Cash Consideration may be exchanged for additional shares of common stock at a price of $10.55 per share, so that the STG Stockholders, the Sponsor and any other person who receives shares of common stock in connection with an equity financing completed in connection with the closing, collectively own at least 80% of the outstanding shares of common stock immediately following the closing. The shares of common stock issued and transferred to the STG Stockholders will be subject to customary registration rights.
STG provides specialist cyber, software and intelligence solutions to U.S. government organizations with a national security mandate. STG’s solutions are integral to national security-related programs run by more than 50 U.S. government agencies, including the Department of Defense, the Intelligence Community, the Department of Homeland Security, the Department of State and other government departments with national security responsibilities. STG’s programs are predominantly funded from base budgets and are essential to the effective day-to-day operations of its customers. STG’s operational strength and track record has been established in securing highly sensitive, mission-critical national security networks, solving complex technology problems in mission-critical contexts and providing decision makers with actionable intelligence from multiple data sources.
STG is headquartered in Reston, Virginia, with additional facilities in Charleston, South Carolina and Sierra Vista, Arizona.

The Company filed the Business Combination Proxy Statement on July 10, 2015, and is in the process of finalizing the Business Combination Proxy Statement. The parties to the Business Combination are currently working toward arranging the related financing and satisfying the closing conditions to the Business Combination Agreement.
At the July 17, 2015 special meeting of the Company’s stockholders, the stockholders approved an amendment to the Amended and Restated Certificate to extend the Termination Date from July 24, 2015 to October 24, 2015. The Company believes that it may not satisfy the closing conditions to the Business Combination Agreement before October 24, 2015, and is therefore seeking stockholder approval of the Extension Amendments.
The proposed business combination with STG qualifies as a “business combination” under the Company’s Amended and Restated Certificate. The Amended and Restated Certificate currently provides that if the business combination is not completed by the Current Termination Date, the Company will redeem all Public Shares and promptly thereafter dissolve and liquidate. As explained below, the Company believes that it may not be able to complete the business combination by the Current Termination Date given when the Business Combination Agreement was signed and the actions that must occur and the conditions that must be fulfilled prior to closing.
The Company believes the proposed business combination with STG would be in the best interests of the Company’s stockholders, and because the Company believes that it may not be able to complete the proposed business combination with STG by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for completion of the business combination from the Current Termination Date to the Extended Termination Date.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with STG, circumstances warrant providing Public Stockholders an opportunity to consider the proposed business combination with STG. As discussed more fully below, the Company believes that the Article Fifth Amendment requires the approval of a majority of the holders of the outstanding shares of the Company’s common stock entitled to vote thereon (and the Company previously received a legal opinion to that effect, attached as Annex B). Under the Company’s Amended and Restated Certificate, the Article Sixth Amendment must be approved by the holders of sixty-five percent (65%) or more of the outstanding shares of the Company’s common stock cast at a meeting of the Company’s stockholders. In addition, if the Extension Amendments are approved, the Company’s Amended and Restated Certificate requires the Company to provide the Public Stockholders with an opportunity to make the Election. Accordingly, holders of Public Shares may elect to redeem their shares in connection with the Extension Amendments. The Company believes that such redemption right protects the Public Stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Amended and Restated Certificate.
You are not being asked to vote on the proposed business combination with STG at this time. Stockholders will have the right to vote on the proposed business combination with STG when and if it is submitted to stockholders.
Q. Why should I vote for the Extension Amendment?	A. Since the completion of Company’s initial public offering of securities (the “IPO”), the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, the Company identified more than 75 possible target companies, and appropriate targets were advanced to the next phase of the selection process, including more than 50 with which the Company held meetings and/or telephone discussions and 12 with which non-disclosure agreements (and trust waivers) were executed.

The initial discussion between the Company and STG management commenced in June 2014. The parties entered into a Confidentiality and Non-Disclosure Agreement on February 18, 2015. From February 18, 2015 until June 8, 2015, the Company, while also involved in due diligence activities, engaged in negotiations with STG on the terms of the agreement to govern the business combination. The parties entered into an exclusivity letter agreement on April 15, 2015. On April 23, 2015, the Company entered into a non-binding letter of intent with STG and Simon S. Lee, individually and on behalf of the STG Stockholders, setting forth certain principal terms of the business combination. The parties entered into the Business Combination Agreement on June 8, 2015.
The Company filed the Business Combination Proxy Statement on July 10, 2015, and is in the process of finalizing the Business Combination Proxy Statement. The parties to the Business Combination are currently working toward arranging the related financing and satisfying the closing conditions of the Business Combination Agreement.
As the Company believes the proposed business combination with STG would be in the best interests of the Company’s stockholders, and because the Company believes that it may not be able to conclude the proposed business combination with STG by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with STG, circumstances warrant providing Public Stockholders an opportunity to consider the proposed business combination with STG. As discussed more fully below, the Company believes that the Article Fifth Amendment requires the approval of a majority of the holders of the outstanding shares of the Company’s common entitled to vote thereon (and the Company has received a legal opinion to that effect, attached to the definitive proxy statement on Schedule 14A that the Company filed on June 26, 2015 in connection with the July 17, 2015 special meeting to approve amendments to the Company’s Amended and Restated Certificate to extend the Company’s termination date from July 24, 2015 to October 24, 2015). Under the Company’s Amended and Restated Certificate, the Article Sixth Amendment must be approved by the holders of sixty-five percent (65%) or more of the outstanding shares of the Company’s common stock cast at a meeting of the Company’s stockholders. In addition, if the Extension Amendments are approved, the Company’s Amended and Restated Certificate requires the Company to provide the Public Stockholders with an opportunity to make the Election and redeem their Public Shares for a pro rata portion of the funds available in the Trust Account on the effective date of such amendments. Accordingly, holders of Public Shares may elect to redeem their shares in connection with the Extension Amendments. The Company believes that such redemption right protects the Public Stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Amended and Restated Certificate.
In considering the Extension Amendments, the Company’s stockholders should be aware that if the Extension Amendments are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with STG, in addition to expenses incurred in proposing the Extension Amendments. The Company may not have sufficient funds outside of the Trust Account to pay these expenses. In order to finance such expenses, the Sponsor or an affiliate of the Sponsor may, but is not obligated to, provide the Company with working capital loans as may be required. The Sponsor has already provided $2,607,053.00 of working capital loans to the Company. If the Company consummates an initial business combination, it would repay such loaned amounts, or, at the election of the lender, the outstanding principal amount of these loans, would be converted into shares of common stock at the higher of $10.00 per share and the 30-day trailing average of the closing price per share. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds.

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that, if a business combination is not completed prior to the Termination Date, it will indemnify the Company against any damages and expenses that the Company may become subject to as a result of any claim by (i) any third party for services rendered or contracted for or products sold to the Company or (ii) a prospective target business with which the Company has entered into a business combination agreement; provided however, that such indemnification shall apply only to the extent necessary to ensure that such claims do not reduce the amount of funds in the Trust Account to below $10.61 per Public Share. There is, however, a possibility that the Sponsor may not be able to satisfy its indemnification obligations if it is required to do so. Notwithstanding the foregoing, our Sponsor will have no liability under this indemnity (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right to any funds held in the Trust Account, or (2) as to any claims against the Company by the underwriters of the IPO.
You should read the proxy statement carefully for more information concerning the consequences of the adoption of the Extension Amendment.
The Company’s board of directors believes that it is in the best interests of the Company’s stockholders to propose extending the Current Termination Date.
Q. How do the Company insiders intend to vote their shares?	A. The Company’s Sponsor is expected to vote any common stock (including any Public Shares owned by them) in favor of the Extension Amendments. On the record date, the Sponsor beneficially owned and was entitled to vote 2,724,725 shares of the Company’s common stock, representing approximately 28.3% of the Company’s issued and outstanding common stock.
In addition, affiliates of STG, the Company or the Sponsor may choose to buy Public Shares in the open market and/or through negotiated private purchases or enter into other transactions with investors to provide them with incentives to not exercise redemption rights. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendments and made the Election. Pursuant to the letter agreements entered into among the Company and certain insiders of the Company, including the Sponsor, each dated October 24, 2013 (the “Insider Letters”), the Sponsor and the Company’s officers and directors at the time of the IPO will not redeem any shares that these persons purchase in the open market, provided, however, that in the event the proposed business combination with STG is not consummated by the Extended Termination Date, the affiliate purchasers will be entitled to redemption rights for such Public Shares.
In addition, our Sponsor intends to vote in favor of any Adjournment Proposal.

Q. What vote is required to adopt the Extension Amendments?	A. Approval of the Article Fifth Amendment will require the affirmative vote of the majority of the Company’s common stock outstanding as of the record date and entitled to vote thereon. Approval of the Article Sixth Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s outstanding common stock on the record date entitled to vote thereon.
Article Fifth of the Company’s Amended and Restated Certificate purports to prohibit amendments to Article Fifth of the Company’s Amended and Restated Certificate (except in connection with the consummation of a business combination), which would include any amendment that would extend the Termination Date. In connection with the definitive proxy statement on Schedule 14A filed by the Company on June 26, 2015 in connection with the July 17, 2015 special meeting to approve amendments to the Company’s Amended and Restated Certificate to extend the Company’s termination date from July 24, 2015 to October 24, 2015, the Company received an opinion from special Delaware counsel, Richards, Layton & Finger, P.A. (“Richards Layton”), concerning the vote required to approve the Article Fifth Amendment under Delaware law. The Company did not request Richards Layton to opine on whether the clause currently contained in its charter prohibiting amendment of Article Fifth of the Company’s Amended and Restated Certificate prior to consummation of a business combination was valid when adopted. Richards Layton concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, limitations and exceptions set forth therein, that the Article Fifth Amendment, “if duly adopted by the Board (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding stock of the Company entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when the amended and restated Certificate of Incorporation attached hereto as Annex A (the “Proposed Amended and Restated Certificate”) is filed with the Secretary of State in accordance with Sections 103, 242 and 245 of the General Corporation Law.” A copy of Richards Layton’s opinion is included as Annex B to this proxy statement, and stockholders are urged to review it in its entirety.
The Article Sixth Amendment requires the affirmative vote of holders of sixty-five percent (65%) or more of the outstanding shares of the Company’s common stock cast at a meeting of the Company’s stockholders.
Therefore, in order to approve the Extension Amendments, we will require (1) with respect to the Article Fifth Amendment, the affirmative vote of the majority of the Company’s common stock outstanding as of the record date and entitled to vote thereon, and (2) with respect to the Article Sixth Amendment, the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s outstanding common stock as of the record date and entitled to vote thereon.

Q. What vote is required to adopt the Adjournment Proposal?	A. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented at the special meeting.
Q. When would the Board abandon the Extension Amendments?	A. The Company’s board of directors will abandon the Extension Amendments unless each of the three proposals with respect to the Extension Amendments is approved by the requisite vote of the stockholders. In addition, notwithstanding stockholder approval of the proposals, the Company’s board of directors will retain the right, in its sole discretion, to abandon and not effect the Extension Amendments at any time prior to the effectiveness thereof without any further action by stockholders.
Q. What if I don’t want to vote for the Extension Amendments?	A. If you do not want the Extension Amendments to be approved, you must abstain, not vote, or vote against such proposals. If the Extension Amendments are approved (and not abandoned), you will be entitled to redeem your shares for a pro rata portion of the funds available in the Trust Account if you made the Election and in exchange for the surrender of your shares. If the Extension Amendments are approved (and not abandoned) stockholders who do not make the Election will retain the right to redeem their Public Shares (i) in connection with the expected stockholder vote to approve the proposed business combination with STG (or any other business combination), subject to any limitations set forth in the Company’s Amended and Restated Certificate and the limitations contained in the Business Combination Agreement described below in “The Potential Business Combination with STG” and related agreements (or any business combination agreement related to any other business combination), and (ii) if the Company has not consummated a business combination by the Extended Termination Date.
If the Extension Amendments are approved (and not abandoned) and you exercise your redemption right with respect to your Public Shares, you will no longer own your Public Shares once the Extension Amendments become effective.
If the Extension Amendments are approved (and not abandoned), the Company will afford the Public Stockholders making the Election, the opportunity to receive, at the time the Extension Amendments become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account calculated as if they had voted against a business combination proposal. The rights of Public Stockholders to exercise their redemption rights in connection with the consummation of the proposed business combination with STG will be retained.
Q. Will you seek any further extensions of the deadline for consummation of a business combination?	A. Other than the extension until the Extended Termination Date as described in this proxy statement, the Company does not intend to seek any further extension to its continued existence. However, the Article Sixth Amendment provides that, if the Company does seek a further extension of its continued existence prior to the Extended Termination Date, holders of Public Shares will be entitled to make the Election at the time such further amendment is approved.

Q. What happens if the Extension Amendments are not approved?	If the Extension Amendments are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem all of the Public Shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our Sponsor has agreed to waive its redemption rights with respect to the Sponsor’s Shares and Private Placement Shares if we fail to consummate a business combination by the Current Termination Date. References to “Private Placement Shares” are to an aggregate of 721,500 shares of our common stock purchased by our Sponsor in a private placement consummated simultaneously with the closing of the IPO. References to “Sponsor’s Shares” are to 2,003,225 shares of common stock sold to our Sponsor prior to our IPO. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.
Q. If the Extension Amendments are approved, what happens next?	A. The Company is continuing its efforts to complete the proxy materials relating to the proposed business combination with STG, which will involve:
• finalizing the Business Combination Proxy Statement;
• establishing a meeting date and record date for considering the proposed business combination, and distributing proxy materials to stockholders; and
• holding a special meeting to consider the proposed business combination with STG.
This timetable is independent of the Extension Amendments (although the Company believes that it may not be able to complete all of these tasks prior to the Current Termination Date), and the Company has filed a preliminary proxy statement and expects to file a definitive proxy statement to seek stockholder approval for the proposed business combination. If stockholders approve the proposed business combination with STG, the Company expects to consummate the business combination as soon as possible following stockholder approval and fulfillment or waiver of the conditions to closing set forth in the Business Combination Agreement.

If the Extension Amendments are approved by the requisite number of holders of the common stock outstanding as of the record date, and not abandoned, the Company will file the Proposed Amended and Restated Certificate with the Secretary of State of the State of Delaware in the form of Annex A hereto and the Company will amend and restate the Trust Agreement to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and to permit distributions from the Trust Account to pay Public Stockholders who properly demand redemption in connection with the Extension Amendments. The Company will also amend various other agreements to which it is a party in order to replace references to the Current Termination Date with references to the Extended Termination Date, including (i) the Amended and Restated Stock Escrow Agreement, dated July 21, 2015, by and between the Company and American Stock Transfer & Trust Company (the “Stock Escrow Agreement”), (ii) the Amended and Restated Right of First Refusal and Corporate Opportunities Agreement, dated July 21, 2015, by and among the Company and Global Integrated Security (USA) Inc. (the “Right of First Refusal and Corporate Opportunities Agreement”), (iii) the amended and restated letter agreements entered into among the Company and certain insiders of the Company, including the Sponsor, each dated July 21, 2015 (the “Insider Letters”), and (iv) the convertible promissory notes, dated as of May 15, 2014 and May 12, 2015, as amended on July 21, 2015, and the promissory note, dated as July 21, 2015, issued by the Company to the Sponsor (the “Promissory Notes”). The Company will remain a reporting company under the Securities Exchange Act of 1934 and its shares of common stock will remain publicly traded. The Company will then continue to work to consummate the proposed business combination with STG until the Extended Termination Date. You are not being asked to vote on the proposed business combination with STG at this time. Stockholders will have the right to vote on the proposed business combination with STG when and if it is submitted to stockholders.
If the Extension Amendments are approved (and not abandoned), the removal of the funds in connection with the redemption from the Trust Account may significantly reduce the amount remaining in the Trust Account and the Company’s net asset value and increase the percentage interest of the Company’s common stock held by the Sponsor.
Additionally, the Company’s Amended and Restated Certificate provides that the Company shall not consummate any business combination if the Company has net tangible assets of less than $5,000,001 upon such consummation or if enough stockholders tender or convert their shares so that the Company is unable to satisfy any applicable closing condition set forth in the definitive agreement related to the business combination, which could be impacted by the reduction in the Trust Account.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination with STG?	A. Unless you make the Election, you will be able to vote on the proposed business combination with STG when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your Public Shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Amended and Restated Certificate and the limitations contained in the Business Combination Agreement described below in “The Potential Business Combination with STG” and related agreements.
Q. Can I vote “FOR” the Extension Amendments and still exercise my redemption rights?	A. Yes. You may exercise your redemption rights regardless of how you vote or if you abstain from voting.
Q. What is the deadline for voting my shares?	A. If you are a stockholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.
Q. What will happen if I abstain from voting or fail to vote?	A. Abstaining or failing to vote will have the same effect as a vote against the Extension Amendments. Only an abstention (and not a failure to vote) will have the same effect as a vote against the Adjournment Proposal.
Q. How can I submit my proxy or voting instructions?	A. Whether you are a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by mail by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.
Submitting a proxy or voting instructions will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Secretary prior to the date of the special meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy by delivering to the Company’s Secretary at 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia, 20190, a written notice of revocation prior to the special meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q. How do I exercise my redemption rights?	A. A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if the Extension Amendments are approved and you continue to hold them until the effective date of the Extension Amendments.
In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, Attn: AST Proxy Department, by two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.
Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a Public Stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.
Q. Who can help answer my questions?	A. If you have questions, you may write or call: D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, NY 10005 Telephone: (866) 745-0270

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate the proposed business combination with STG, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Extension Amendments or consummate a business combination;
•	unanticipated delays in the distribution of the funds from the Trust Account;
•	claims by third parties against the Trust Account; and
•	The ability of the Company to finance and consummate the business combination with STG.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated October 24, 2013 (Registration No. 333-191195), our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and our Preliminary Proxy Statement on Schedule 14A, initially filed July 10, 2015, as amended. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

SUMMARY

This section summarizes information related to the proposals to be voted on at the special meeting. These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

The Company

The Company is a blank check company organized as a corporation under the laws of the State of Delaware on July 3, 2013. It was formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or similar business combination with one or more businesses or entities operating within or outside of the United States. The Company’s efforts to identify an initial business combination will not be limited to a particular industry or geographic region, although it intends to focus on companies in the United States operating in the defense and national security sectors. In October 2013, it consummated its IPO from which it derived gross proceeds of approximately $76,215,000 (which includes proceeds from the private placement of shares consummated simultaneously with the closing of the IPO) before deducting deferred underwriting compensation of $1.9 million. Subsequent to the offering, an amount of $72,795,000 (including $1.9 million of deferred underwriters fee) of the net proceeds of the offering was deposited in the Trust Account. The balance in the Trust Account as of March 31, 2014 was $72,834,857. Such funds and a portion of the interest earned thereon will be used to consummate a business combination and to pay any amounts payable to Public Stockholders that exercise their redemption rights. Other than its IPO and the pursuit of a business combination, the Company has not engaged in any business to date.

The mailing address of the Company’s principal executive office is 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia, 20190 and the Company’s telephone number is (202) 800-4333.

The Proposed Business Combination with STG

On June 8, 2015, the Company entered into the Business Combination Agreement with STG, the STG Stockholders, the Stockholders’ Representative and the Sponsor. Pursuant to the Business Combination Agreement, in exchange for the transfer to the Company of 100% of the outstanding shares of capital stock of STG, the STG Stockholders will receive a combination of cash and common stock, consisting of (a) the Cash Consideration and (b) Eight Million Five Hundred Seventy-Eight Thousand One Hundred Ninety-Nine (8,578,199) new shares of common stock. In addition, the Company will issue to the STG Stockholders Four Hundred Forty-Five Thousand One Hundred Sixty-One (445,161) shares of common stock acquired prior to the Company’s IPO that are being contributed by the Sponsor (subject to reduction to the extent the Sponsor forfeits any of these shares to the Company). In the event that, immediately following the closing, the shares issued to STG would, in the aggregate, equal less than 56.7% of the total outstanding shares of common stock as of the closing, a portion of the Cash Consideration may be exchanged for additional shares of Company common stock at a price of $10.55 per share, so that the STG Stockholders own 56.7% of the total outstanding shares of common stock following the closing. In addition, in the event that the transaction otherwise would not qualify for the tax treatment described in the Business Combination Agreement as a result of failure to satisfy the Control Requirement (as defined in the Business Combination Agreement), a portion of the Cash Consideration may be exchanged for additional shares of common stock at a price of $10.55 per share, so that the STG Stockholders, the Sponsor and any other person who receives shares of common stock in connection with an equity financing completed in connection with the closing, collectively own at least 80% of the outstanding shares of common stock immediately following the closing. The shares of common stock issued and transferred to the STG Stockholders are subject to customary registration rights.

You are not being asked to vote on the proposed business combination with STG at this time. Stockholders will have the right to vote on the proposed business combination with STG when and if it is submitted to stockholders.

The Extension Amendments

The Company is proposing to:

•	Amend Article Fifth of the Company’s Amended and Restated Certificate to extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date; and
•	Amend Article Sixth of the Company’s Amended and Restated Certificate to provide that the Public Stockholders are entitled to redeem, convert or tender their Public Shares in the event of any further amendment of the Company’s Amended and Restated Certificate that affects the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

Article Fifth of the Company’s Amended and Restated Certificate purports to prohibit amendments to Article Fifth of the Company’s Amended and Restated Certificate (except in connection with the consummation of a business combination). In connection with the definitive proxy statement on Schedule 14A filed by the Company on June 26, 2015 in connection with the July 17, 2015 special meeting to approve amendments to the Company’s Amended and Restated Certificate to extend the Company’s termination date from July 24, 2015 to October 24, 2015, the Company received an opinion from Richards Layton concerning the vote required to approve the Article Fifth Amendment under Delaware law. The Company did not request Richards Layton to opine on whether the clause currently contained in its charter prohibiting amendment of Article Fifth prior to consummation of a business combination was valid when adopted, and the Company has not sought advice of counsel on that question from any other source. Richards Layton concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, limitations and exceptions set forth therein, that the Article Fifth Amendment, “if duly adopted by the Board (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding stock of the Company entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when the Proposed Amended and Restated Certificate is filed with the Secretary of State in accordance with Sections 103, 242 and 245 of the General Corporation Law.” A copy of Richards Layton’s opinion is included as Annex B to this proxy statement, and stockholders are urged to review it in its entirety.

The Article Sixth Amendment requires the approval of holders of sixty-five percent (65%) or more of the outstanding shares of the Company’s common stock cast at a meeting of the Company’s stockholders. Therefore, in order to approve the Extension Amendments, which amend both Articles Fifth and Sixth, we will require: (1) the affirmative vote of the majority of the Company’s common stock outstanding as of the record date and entitled to vote thereon for the Article Fifth Amendment and (2) the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s outstanding common stock as of the record date and entitled to vote thereon for the Article Sixth Amendment.

In addition, if the Extension Amendments are approved, the Company’s Amended and Restated Certificate requires the Company to provide the Public Stockholders with an opportunity to make the Election and redeem their Public Shares for a pro rata portion of the funds available in the Trust Account on the effective date of such amendments. Furthermore, if the Extension Amendments are approved (and not abandoned), each Public Stockholder will continue to have the right to have its Public Shares redeemed for a pro rata portion of the funds available in the Trust Account on the Extended Termination Date if the Company has not consummated a business combination by such date or in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

If the Extension Amendments Are Not Approved

If the Extension Amendments are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all Public Shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to us for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Sponsor has waived its redemption rights with respect to the Sponsor’s Shares and Private Placement Shares if we fail to consummate a business combination by the Current Termination Date. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

If the Extension Amendments Are Approved

Under the terms of the proposed Extension Amendments, Public Stockholders may make the Election.

If the Extension Amendments are approved by the requisite number of holders of the Company’s common stock outstanding as of the record date and not abandoned, the Company will file the Proposed Amended and Restated Certificate with the Secretary of State of the State of Delaware in the form of Annex A hereto and the Company will amend and restate the Trust Agreement to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and permit distributions from the Trust Account to pay Public Stockholders who properly demand redemption in connection with the Extension Amendments. The Company will also amend the Stock Escrow Agreement, the insider letter agreements, the Right of First Refusal and Corporate Opportunities Agreement and the Promissory Notes to replace references to the Current Termination Date with references to the Extended Termination Date. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its shares of common stock will remain publicly traded. The Company will then continue to work to consummate a business combination until the Extended Termination Date. Depending on how many holders of Public Shares make the Election, any business combination that is consummated may be considerably smaller in size than contemplated in the IPO. You are not being asked to vote on the proposed business combination with STG at this time. Stockholders will have the right to vote on the proposed business combination with STG when and if it is submitted to stockholders.

If the Extension Amendments are approved (and not abandoned), the removal of the funds in connection with the redemption from the Trust Account may significantly reduce the amount remaining in the Trust Account and the Company’s net asset value and increase the percentage interest of the Company’s common stock held by the Sponsor.

Additionally, the Company’s Amended and Restated Certificate provides that the Company shall not consummate any business combination if the Company has net tangible assets of less than $5,000,001 upon such consummation or if enough stockholders tender or convert their shares so that the Company is unable to satisfy any applicable closing condition set forth in the definitive agreement related to the business combination, which could be impacted by the reduction in the Trust Account.

If the Extension Amendments are approved and become effective and the proposed business combination with STG is subsequently consummated, then the underwriters will receive the portion of the underwriting commissions that was deferred and is currently held in the Trust Account. The underwriters may not receive this portion of the commission unless the Extension Amendments are approved and become effective because the Company believes that it may not be able to complete the proposed business combination with STG before the Current Termination Date.

The Stockholder Adjournment Proposal

The Company will ask its stockholders to approve, if necessary or appropriate, the adjournment of the special meeting of the Company’s stockholders to solicit additional proxies if there are insufficient votes at the time of the meeting to approve one or more proposals presented to stockholders for vote. See the section entitled “The Stockholder Adjournment Proposal” for additional information.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendments, the Company’s stockholders should be aware that if the Extension Amendments are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with STG, in addition to expenses incurred in proposing the Extension Amendments. The Company may not have sufficient funds outside of the Trust Account to pay these expenses. In order to finance such expenses, the Sponsor or an affiliate of the Sponsor may, but is not obligated to, provide the Company with working capital loans as may be required. The Sponsor has already provided $2,607,053.00 of working capital loans to the Company. If the Company consummates an initial business combination, it would repay such loaned amounts, or, at the election of the lender, the outstanding principal amount of these loans, would be converted into shares of common stock at the higher of $10.00 per share and the 30-day trailing average of the closing price per share. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds.

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that, if a business combination is not completed prior to the Termination Date, it will indemnify the Company against any damages and expenses that the Company may become subject to as a result of any claim by (i) any third party for services rendered or contracted for or products sold to the Company or (ii) a prospective target business with which the Company has entered into a business combination agreement; provided however, that such indemnification shall apply only to the extent necessary to ensure that such claims do not reduce the amount of funds in the Trust Account to below $10.61 per Public Share. There is, however, a possibility that the Sponsor may not be able to satisfy its indemnification obligations if it is required to do so. Notwithstanding the foregoing, our Sponsor will have no liability under this indemnity (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right to any funds held in the Trust Account, or (2) as to any claims against the Company by the underwriters of the IPO.

You should read the proxy statement carefully for more information concerning the consequences of the adoption of the Extension Amendments.

The Special Meeting

Date, Time and Place.  The special meeting of the Company’s stockholders will be held at 11:00 a.m., local time, at the offices of Morrison & Foerster, LLP, located at 2000 Pennsylvania Ave, NW, Suite 6000, Washington, District of Columbia on October   , 2015.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the special meeting, if you owned the Company’s common stock at the close of business on October   , 2015, the record date for the special meeting. You will have one vote for each share of common stock you owned at that time.

Votes Required.  Approval of the Article Fifth Amendment will require the affirmative vote of the majority of the Company’s common stock outstanding as of the record date and entitled to vote thereon. Approval of the Article Sixth Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s outstanding common stock on the record date and entitled to vote thereon. Approval of any Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting.

At the close of business on September 23, 2015, there were 8,748,653 outstanding shares of the common stock each of which entitles its holder to cast one vote.

If you do not want the Extension Amendments to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendments are approved (and not abandoned), you will be entitled to redeem your shares for a pro rata portion of the funds available in the Trust Account if you made the Election. If the Extension Amendments are approved (and not abandoned) stockholders who do not make the Election will retain the right to redeem their Public Shares (i) in connection with the expected stockholder vote to approve the proposed business combination with STG (or any other business combination), subject to any limitations set forth in the Amended and Restated Certificate and the limitations contained in the Business Combination Agreement described below in “The Potential Business Combination with STG” and related agreements and (ii) if the Company has not consummated a business combination by the Extended Termination Date. In addition, if the Article Sixth Amendment is approved, the stockholders will be entitled to redeem their shares in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

Whether or not the Extension Amendments are approved, if the proposed business combination with STG or any other business combination) is not completed by the Termination Date specified in the Company’s Amended and Restated Certificate, the Public Shares of such holders will be redeemed in accordance with the terms of the Amended and Restated Certificate promptly following such date.

Redemption.  If you are a Public Stockholder, you may demand redemption of your shares by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified on page 36. If properly demanded, the Company will redeem each Public Share for a pro rata portion of the funds available in the Trust Account, calculated as of the record date. As of September 23, 2015, this would amount to approximately $10.61 per share. You will only be entitled to receive cash for these shares if the Extension Amendments are approved and you continue to hold them until the effective date of the Extension Amendments.

See the section entitled “Reasons for the Proposal — Redemption Procedure” for more information on how to demand redemption of your shares.

Proxies; Board Solicitation.  Your proxy is being solicited by the Company’s board of directors on the proposal to approve the Extension Amendments being presented to stockholders at the special meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

The Company has retained D.F. King & Co., Inc. (“D.F. King”) to assist it in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may call D.F. King at (866) 745-0270. The Company has agreed to pay D.F. King a fee of $7,500, for its services in connection with the special meeting.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendments. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who are “United States persons,” as defined in the Code and who hold their shares as a “capital asset,” as defined in the Code. A stockholder is a United States person for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, United States persons whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If a partnership is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders.

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his shares and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendments and consummation of other transactions described in this proxy statement.

U.S. Federal Income Tax Treatment of Electing Stockholders

A stockholder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. Federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the stockholder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the stockholder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A stockholder’s adjusted tax basis in the redeemed shares generally will equal the stockholder’s acquisition cost for those shares. Calculation of gain or loss must be made separately for each block of shares owned by a stockholder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendments.

A redemption will be treated as a Sale with respect to a stockholder if the redemption of the stockholder’s shares (i) results in a “complete termination” of the stockholder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the stockholder or (iii) is “not essentially equivalent to a dividend” with respect to such stockholder. In determining whether any of these tests has been met, each stockholder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A stockholder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option.

In general, a distribution to a stockholder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the stockholder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such stockholder before the redemption. Whether the redemption will result in a more than 20% reduction in a stockholder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

Even if the redemption of a stockholder’s shares in connection with the Extension Amendments is not treated as a Sale under either the “complete termination” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the stockholder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and stockholders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a stockholder, amounts received in exchange for the stockholder’s redeemed shares will be taxable to the stockholder as a “dividend” to the extent of such stockholder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the stockholder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the stockholder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering stockholder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such stockholder. If the redemption is treated as a dividend but the stockholder has not retained any actually owned shares, the stockholder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Information Reporting and Back-up Withholding.

In general, in the case of stockholders other than certain exempt holders, payors are required to report to the IRS the gross proceeds from the redemption of shares in connection with the Extension Amendments. U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering stockholder (or other payee) must either (i) provide to the Company such stockholder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such stockholder is awaiting a TIN) and certify that (A) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering stockholder that is a United States person is required to make such certifications by including a signed copy of Form W-9 that is included as part of the Letter of Transmittal. Exempt tendering stockholders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering stockholder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such stockholder pursuant to the redemption will be subject to backup withholding in an amount equal to 28% of such “reportable payments.” Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendments.

Company’s Recommendation to Stockholders

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendments are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable the Extension Amendments, and recommends that you vote “FOR “the adoption of the Extension Amendments. See the section entitled “Reasons for the Proposal — The Board’s Reasons for the Extension Amendments, its Conclusion, and its Recommendation.”

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Reasons for the Proposal — Interests of the Company’s Officers and Directors.”

Stock Ownership

Information concerning the holders of certain Company stockholders is set forth below under “Beneficial Ownership of Securities.”

THE SPECIAL MEETING

The Company is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Company’s board of directors for use at the special meeting in connection with the proposed Extension Amendments. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place.  The special meeting will be held at 11:00 a.m., local time, at the offices of Morrison & Foerster, LLP, located at 2000 Pennsylvania Ave, NW, Suite 6000, Washington, District of Columbia on October   , 2015, to vote on the proposals to approve the Extension Amendments.

Purpose.  At the special meeting, holders of the Company’s common stock will be asked to approve proposals to:

•	Amend Article Fifth of the Company’s Amended and Restated Certificate to extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date;
•	Amend Article Sixth of the Company’s Amended and Restated Certificate to provide that the Public Stockholders are entitled to redeem, convert or tender their Public Shares in the event of any further amendment of the Company’s Amended and Restated Certificate that affects the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date; and
•	Approve and adopt a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presents to the stockholders for vote (the “Adjournment Proposal”).

Each of the Extension Amendments is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendments unless each of the above proposals are approved by stockholders. Notwithstanding stockholder approval of the proposals, the Company’s board of directors will retain the right in its sole discretion, to abandon and not effect the Extension Amendments at any time prior to their effectiveness without any further action by stockholders.

As discussed more fully herein, the Company believes that the Article Fifth Amendment requires the approval of a majority of the holders of the outstanding shares of the Company’s common stock entitled to vote thereon (and the Company received a legal opinion to that effect, attached to the definitive proxy statement on Schedule 14A filed by the Company on June 26, 2015 in connection with the July 17, 2015 special meeting to approve amendments to the Company’s Amended and Restated Certificate to extend the Company’s termination date from July 24, 2015 to October 24, 2015). The Article Sixth Amendment must be approved by the holders of sixty-five percent (65%) or more of the outstanding shares of the Company’s common stock cast at a meeting of the Company’s stockholders. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting. In addition, if the Extension Amendments are approved, the Company’s Amended and Restated Certificate requires the Company to provide the Public Stockholders with an opportunity to make the Election and redeem their Public Shares for a pro rata portion of the funds available in the Trust Account on the effective date of such amendments. Furthermore, if the Extension Amendments are approved (and not abandoned), each Public Stockholder will continue to have the right to have its Public Shares redeemed for a pro rata portion of the funds available in the Trust Account on the Extended Termination Date if the Company has not consummated a business combination by such date or in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

If the Extension Amendments are approved and become effective and a business combination is subsequently consummated, then the underwriters will receive the portion of the underwriting commissions that was deferred and is currently held in the Trust Account. The underwriters may not receive this portion of the commission unless the Extension Amendments are approved and become effective because the Company believes that it may not be able to complete a business combination before the Current Termination Date.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendments are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable the Extension Amendments, and recommends that you vote “FOR” the Article Fifth Amendment, “FOR” the Article Sixth Amendment and “FOR” any Adjournment Proposal.

Because of the business combination provisions of the Company’s Amended and Restated Certificate, if the proposed business combination with STG is not completed by the Current Termination Date, the Company will redeem the Public Shares for a pro rata portion of the funds available in the Trust Account, unless holders of the requisite number of the outstanding shares of the Company’s common stock approve each of the Extension Amendments.

The special meeting has been called only to consider approval of the Extension Amendments. Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

You are not being asked to vote on the proposed business combination with STG at this time. Stockholders will have the right to vote on the proposed business combination with STG when and if it is submitted to stockholders.

Record Date; Who is Entitled to Vote.  The record date for the special meeting is October   , 2015. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. At the close of business on the record date, there were 8,748,653 outstanding shares of the Company’s common stock (including 6,023,928 outstanding Public Shares), each of which entitles its holder to cast one vote.

Vote Required.  Approval of Article Fifth Amendment will require the affirmative vote of the majority of the Company’s common stock outstanding and entitled to vote thereon. Approval of the Article Sixth Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s outstanding common stock as of the record date and entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with STG, circumstances warrant providing Public Stockholders an opportunity to consider the proposed business combination with STG. As discussed more fully herein, the Company believes that the Article Fifth Amendment requires the approval of a majority of the holders of the outstanding shares of the Company common stock entitled to vote thereon (and the Company has received a legal opinion to that effect, attached to the definitive proxy statement on Schedule 14A filed by the Company on June 26, 2015 in connection with the July 17, 2015 special meeting to approve amendments to the Company’s Amended and Restated Certificate to extend the Company’s termination date from July 24, 2015 to October 24, 2015).

The Article Sixth Amendment must be approved by the holders of sixty-five percent (65%) or more of the outstanding shares of the Company’s common stock cast at a meeting of the Company’s stockholders.

In addition, if the Extension Amendments are approved, then the Company is required under the Company’s Amended and Restated Certificate to provide the Public Stockholders with an opportunity to make the Election. The Company believes that such redemption right protects the Public Stockholders from having to sustain their investments for an unreasonably long period if the Company failed to consummate a business combination in the timeframe contemplated by the Amended and Restated Certificate.

All Public Stockholders may make the Election. If the Extension Amendments are approved by the requisite vote of stockholders and not abandoned, the remaining holders of Public Shares will retain their right to redeem their shares for a pro rata portion of the funds available in the Trust Account upon consummation of the proposed business combination with STG (or any other business combination), subject to any limitations set forth in the Amended and Restated Certificate and limitations agreed to in the Business Combination Agreement or related agreements (or any other business combination agreement related to any other business combination). In addition, Public Stockholders will be entitled to redemption if the Company has not completed the proposed business combination with STG (or any other business combination) by the Extended Termination Date or in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

Abstaining or failing to vote will have the same effect as a vote against the Extension Amendments.

The Company’s board of directors believes the current stockholders are not prejudiced by the proposed Extension Amendments since the redemption provisions of the Amended and Restated Certificate shall remain wholly intact and still apply with respect to all stockholders, who are being offered the opportunity to redeem their shares for a pro rata portion of the funds available in the Trust Account upon the approval of Extension Amendments. Furthermore, all Public Stockholders remain entitled to redemption for a pro rata portion of the funds available in the Trust Account if the Company has not completed a business combination by the Current Termination Date if the Extension Amendments fail to be approved and the Company has not consummated a business combination by such date. The Extension Amendments also preserve the rights of Public Stockholders to have their Public Shares redeemed in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

The Sponsor is expected to vote any common stock (including any Public Shares owned by the Sponsor) in favor of the Extension Amendments. On the record date, the Sponsor beneficially owned and was entitled to vote 2,724,725 shares of the Company’s common stock, representing approximately 28.3% of the Company’s issued and outstanding common stock.

In addition, affiliates of STG, the Company or the Sponsor may choose to buy Public Shares in the open market and/or through negotiated private purchases or enter into other transactions with investors to provide them with incentives to not exercise redemption rights. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendments and made the Election. Pursuant to the Insider Letters, the Sponsor and the Company’s officers and directors at the time of the IPO will not redeem any shares that these persons purchase in the open market, provided, however, that in the event the proposed business combination with STG is not consummated by the Extended Termination Date, the affiliate purchasers will be entitled to redemption rights for such Public Shares.

Voting Your Shares.  Each share of common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares you own.

If you are a stockholder with shares registered in your name, you may vote in person at the special meeting or by proxy by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy and Changing Your Vote.  If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy by delivering to the Company’s

Secretary at 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia, 20190, a written notice of revocation prior to the special meeting. If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes.  If your broker holds your shares in its name and you do not give the broker voting instructions, your broker will not be permitted to vote your shares on the Extension Amendments. This is known as a “broker non-vote.” Abstentions or broker non-votes will have the same effect as a vote against the Extension Amendments.

Questions About Voting.  The Company has retained D.F. King to assist it in the solicitation of proxies. If you have any questions about how to vote or direct a vote in respect of your shares, you may call D.F. King at (866) 745-0270. You may also want to consult your financial and other advisors about the vote.

Solicitation Costs.  The Company is soliciting proxies on behalf of the Company’s board of directors. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. The Company has agreed to pay D.F. King a fee of $7,500 for its services in connection with the special meeting.

The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

Stock Ownership.  Information concerning the holdings of certain the Company’s stockholders is set forth below under “Beneficial Ownership of Securities.”

THE EXTENSION AMENDMENT

The Company is proposing to:

•	Amend Article Fifth of the Company’s Amended and Restated Certificate to extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date; and
•	Amend Article Sixth of the Company’s Amended and Restated Certificate to provide that the Public Stockholders are entitled to redeem, convert or tender their Public Shares in the event of any further amendment of the Company’s Amended and Restated Certificate that affects the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

Each of the Extension Amendments is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendments unless each of the above proposals is approved by stockholders. Notwithstanding stockholder approval of the proposals, the Company’s board of directors will retain the right in its sole discretion, to abandon and not effect the Extension Amendments at any time prior to their effectiveness without any further action by stockholders.

Article Fifth of the Company’s Amended and Restated Certificate purports to prohibit amendments to Article Fifth of the Company’s Amended and Restated Certificate (except in connection with the consummation of a business combination), which would include any extension of the Termination Date. As discussed more fully herein, the Company believes that if the Article Fifth Amendment is approved by a majority of the holders of the Company’s outstanding stock entitled to vote thereon in accordance with Section 242(b) of the General Corporation Law of the State of Delaware, the Article Fifth Amendment will be valid and effective when filed with the Secretary of State of the State of Delaware in accordance with the applicable statutory provisions, notwithstanding the provisions of Article Fifth of the Company’s Amended and Restated Certificate.

The Article Sixth Amendment requires the approval of holders of sixty-five percent (65%) or more of the outstanding shares of the common stock cast at a meeting of the Company’s stockholders. Therefore, in order to approve the Extension Amendments, which amend both Articles Fifth and Sixth, we will require (1) the affirmative vote of the majority of the shares of common stock outstanding as of the record date and entitled to vote thereon for the Article Fifth Amendment and (2) the affirmative vote of holders of sixty-five percent (65%) or more of the shares of the common stock outstanding on the record date and entitled to vote thereon for the Article Sixth Amendment.

In addition, if the Extension Amendments are approved, the Company’s Amended and Restated Certificate requires the Company to provide the Public Stockholders with an opportunity to make the Election. Furthermore, if the Extension Amendments are approved (and not abandoned), each Public Stockholder will continue to have the right to have its Public Shares redeemed for a pro rata portion of the funds available in the Trust Account on the Extended Termination Date if the Company has not consummated a business combination by such date or in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

If the Extension Amendments are approved (and not abandoned), each Public Stockholder will continue to have the right to have its Public Shares redeemed for a pro rata portion of the funds available in the Trust Account on the Extended Termination Date if the Company has not consummated a business combination by such date. Similarly, should the Extension Amendments be approved and not abandoned, the underwriters, certain Company insiders and the Company have agreed to amend and restate the covenants in the Letter Agreement by and between the Registrant’s security holders, the officers and directors of the Registrant, and the underwriters to extend the Original Termination Date to the Extended Termination Date.

A copy of the proposed Proposed Amended and Restated Certificate of the Company is annexed to this proxy statement as Annex A.

Required Vote

The approval of the Article Fifth Amendment will require the affirmative vote of the majority of the shares of common stock outstanding as of the record date and entitled to vote thereon. The approval of the Article Sixth Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the shares of common stock outstanding as of the record date and entitled to vote thereon.

The Sponsor is expected to vote any common stock (including any Public Shares owned by the Sponsor) in favor of the Extension Amendments. On the record date, the Sponsor beneficially owned and was entitled to vote 2,724,725 shares of common stock, representing approximately 28.3% of the Company’s issued and outstanding common stock.

In addition, affiliates of STG, the Company or the Sponsor may choose to buy Public Shares in the open market and/or through negotiated private purchases or enter into other transactions with investors to provide them with incentives to not exercise redemption rights. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendments and made the Election. Pursuant to the Insider Letters, the Sponsor and the Company’s officers and directors at the time of the IPO will not redeem any shares that these persons purchase in the open market, provided, however, that in the event the proposed business combination with STG is not consummated by the Extended Termination Date, the affiliate purchasers will be entitled to redemption rights for such Public Shares.

REASONS FOR THE PROPOSALS

The Company’s Amended and Restated Certificate currently provides that if a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all Public Shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to us for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Trust Agreement provides that, unless a business combination is consummated by the Current Termination Date, the Trustee would be required to commence liquidation on the Current Termination Date. Moreover, the Trust Agreement provides that funds may be withdrawn from the Trust Account only upon consummation of an initial business combination, in connection with the failure of the Company to consummate a business combination by the Current Termination Date or other limited purposes. The Extension Amendments are necessary to extend the period for the Company to consummate a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal and distribution of the funds to Public Stockholders who properly demand redemption in connection with the Extension Amendments.

The Sponsor has waived its redemption rights with respect to the Sponsor’s Shares and Private Placement Shares if we fail to consummate a business combination by the Current Termination Date. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance. In considering the Extension Amendments, the Company’s board of directors came to the conclusion that the potential benefits of the proposed business combination with STG to the Company and its stockholders outweighed the possibility of any liability as a result of the Extension Amendments.

Since the completion of its IPO, the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, the Company identified more than 75 possible target companies, and appropriate targets were advanced to the next phase of the selection process, including more than 50 with which the Company held meetings and/or telephone discussions and 12 with which non-disclosure agreements (and trust waivers) were executed.

The initial discussion between the Company and STG’s management commenced in June 2014. The parties entered into a Confidentiality and Non-Disclosure Agreement on February 18, 2015. From February 18, 2015 until June 8, 2015, the Company, while also involved in due diligence activities, engaged in negotiations with STG on the terms of the agreement to govern the business combination. The parties entered into an exclusivity letter agreement on April 15, 2015. On April 23, 2015, the Company entered into a non-binding letter of intent with STG and Simon S. Lee, individually and on behalf of the STG Stockholders, setting forth the principle terms of the Business Combination Agreement. The parties entered into the Business Combination Agreement on June 8, 2015.

The Company filed the Business Combination Proxy Statement on July 10, 2015, and is in the process of finalizing the Business Combination Proxy Statement. The parties to the Business Combination are currently working toward arranging the related financing and satisfying the closing conditions to the Business Combination Agreement.

The proposed business combination with STG qualifies as a “business combination” under the Company’s Amended and Restated Certificate, but the Company believes that it may not be able to complete that transaction by the Current Termination Date.

As the Company believes the proposed business combination with STG would be in the best interests of the Company’s stockholders, and because the Company believes that it may not be able to complete the proposed business combination with STG by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination from the Current Termination Date to the Extended Termination Date.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with STG, circumstances warrant providing Public Stockholders an opportunity to consider the proposed business combination with STG. As discussed more fully herein, the Company believes that the Article Fifth Amendment requires the approval of a majority of the holders of the outstanding shares of common stock entitled to vote thereon (and the Company has received a legal opinion to that effect, attached to the definitive proxy statement on Schedule 14A filed by the Company on June 26, 2015 in connection with the July 17, 2015 special meeting to approve amendments to the Company’s Amended and Restated Certificate to extend the Company’s termination date from July 24, 2015 to October 24, 2015). The Article Sixth Amendment must be approved by the holders of sixty-five percent (65%) or more of the outstanding shares of common stock entitled to vote thereon cast at a meeting of the Company’s stockholders.

In addition, if the Extension Amendments are approved, then the Company is required under the Company’s Amended and Restated Certificate to provide the Public Stockholders with an opportunity to make the Election. Accordingly, holders of Public Shares may elect to redeem their shares if the Extension Amendments are approved. The Company believes that such redemption right protects the Public Stockholders from having to sustain their investments for an unreasonably long period if the Company failed to consummate a business combination in the timeframe contemplated by the Amended and Restated Certificate.

All Public Stockholders may make the Election. If the Extension Amendments are approved by the requisite vote of stockholders and not abandoned, the remaining holders of Public Shares will retain their right to redeem their shares for a pro rata portion of the funds available in the Trust Account upon consummation of the proposed business combination with STG (or any other business Combination), subject to any limitations set forth in the Amended and Restated Certificate and limitations agreed to in the Business Combination Agreement or related agreements (or any other business combination agreement related to any other business combination). In addition, Public Stockholders will be entitled to redemption if the Company has not completed the proposed business combination with STG (or any other business combination) by the Extended Termination Date or in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

As noted in “Reasons for the Proposal — Possible Claims Against and Impairment of the Trust Account,” below, the Extension Amendments will result in the Company incurring additional transaction expenses. The Company’s board of directors believes that, if the Extension Amendments are approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the Public Stockholders because they would receive approximately the same amounts they would have received if the Company had redeemed all Public Shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its Public Stockholders at that time would receive approximately the same redemption proceeds as if they had redeemed all Public Shares in connection with the failure to consummate a business combination by the Current Termination Date.

However, if material liabilities are sought to be satisfied from the Trust Account, the Trust Account could possibly be reduced or subject to reduction beyond the reduction resulting from Public Stockholder redemptions, which could result in the reduction of a Public Stockholder’s current pro rata portion of the

Trust Account available for distribution. Moreover, attendant litigation could result in delay in the availability of trust account funds for use by the Company upon completion of the business combination.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendments, the Company’s stockholders should be aware that if the Extension Amendments are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with STG, in addition to expenses incurred in proposing the Extension Amendments. The Company may not have sufficient funds outside of the Trust Account to pay these expenses. In order to finance such expenses, the Sponsor or an affiliate of the Sponsor may, but is not obligated to, provide the Company with working capital loans as may be required. On May 15, 2014 and May 12, 2015, the Company issued promissory notes to the Sponsor in the amount of $1,263,263, and $1,343,790, respectively, for additional working capital (the “Convertible Promissory Notes”). No interest shall accrue on the unpaid principal balance of the Convertible Promissory Notes. The Convertible Promissory Notes shall be payable on the date on the earlier of (1) October 24, 2015, and (2) immediately following the consummation of the initial business combination (as defined in the Company’s Amended and Restated Certificate of incorporation). Upon consummation of the initial business combination and at each payee’s option, at any time prior to payment in full of the principal balance of the Convertible Promissory Notes, the payees may elect to convert all or any portion of the Convertible Promissory Notes into that number of shares of common stock at a price equal to the greater of (1) $10.00 per share, and (2) the 30-day trailing average of the closing price per share. In addition, in connection with the Company’s July 17, 2015 special meeting of the stockholders to approve amendments to the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate its initial business combination from July 24, 2015 to October 24, 2015, on July 21, 2015, the Company issued a non-interest bearing non-convertible promissory note to the Sponsor for an aggregate of approximately $361,436 (together with the Convertible Promissory Notes, the “Promissory Notes”). If the Extension Amendments are approved (and not abandoned) the Company will also amend the Promissory Notes in order to replace references to the Current Termination Date with references to the Extended Termination Date.

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that, if a business combination is not completed prior to the Termination Date, it will indemnify the Company against any damages and expenses that the Company may become subject to as a result of any claim by (i) any third party for services rendered or contracted for or products sold to the Company or (ii) a prospective target business with which the Company has entered into a business combination agreement; provided however, that such indemnification shall apply only to the extent necessary to ensure that such claims do not reduce the amount of funds in the Trust Account to below $10.61 per Public Share. There is, however, a possibility that the Sponsor may not be able to satisfy its indemnification obligations if it is required to do so. Notwithstanding the foregoing, our Sponsor will have no liability under this indemnity (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right to any funds held in the Trust Account, or (2) as to any claims against the Company by the underwriters of the IPO.

You should read the proxy statement carefully for more information concerning the consequences of the adoption of the Extension Amendments.

In view of the foregoing, the Company’s board of directors believes it in the best interests of the Company’s stockholders to approve the Extension Amendments.

Automatic Redemption

If the Extension Amendments are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all Public Shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to us for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Sponsor has waived its redemption rights with respect to the Sponsor’s Shares and Private Placement Shares if we fail to consummate a business combination by the Current Termination Date. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

Redemption Rights

If the Extension Amendments are approved (and not abandoned), the Public Stockholders making the Election will be entitled to receive, at the time the Extension Amendments become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account calculated as if they had voted against a business combination proposal. You will also be able to redeem your Public Shares in connection with the expected stockholder vote to approve the proposed business combination with STG (or any other business combination), subject to any limitations set forth in the Amended and Restated Certificate and the limitations contained in the Business Combination Agreement described below in “The Potential Business Combination with STG” and related agreements, or if the Company has not consummated a business combination by the Extended Termination Date. In addition, if the Article Sixth Amendment is approved, the stockholders will be entitled to redeem their shares in connection with any future amendment to the Company’s Amended and Restated Certificate that would affect the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.

Redemption Procedure

A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if the Extension Amendments are approved and you continue to hold them until the effective date of the Extension Amendments.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, Attn: AST Proxy Department, by two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable, to the fullest extent permitted by law, once the Extension Amendments are approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that do not elect to exercise their redemption rights. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus would be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a Public Stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender at any time prior to the time that the Extension Amendments are approved. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension Amendments are not approved or are abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendments will not be approved or will be abandoned. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendments would receive payment of the redemption price for such shares soon after the completion of the Extension Amendments. The Company or its transfer agent will hold the certificates of Public Stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a pro rata portion of the funds available in the Trust Account, calculated as of the record date. As of September 23, 2015, this would amount to approximately $10.61 per share. If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your stock certificate(s) to the Company’s transfer agent by two business days prior to the special meeting. If the Extension Amendments are not approved or if they are abandoned, these shares will not be redeemed for cash and any stock certificates that have been tendered to the Company or its transfer agent in connection with the redemption will be returned. If the Company is unable to complete the proposed business combination with STG (or any other business combination) by the Current Termination Date (unless such date is extended), the Public Shares of the Public Stockholders will be redeemed in accordance with the terms of the Amended and Restated Certificate promptly following such date.

Interests of the Company’s Officers, Directors and Advisors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers, members of the Company’s board of directors and the Company’s advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	if the Extension Amendments are not approved and a business combination is not consummated by the Current Termination Date, the Company will redeem all Public Shares and promptly thereafter, dissolve and liquidate. The Sponsor has waived its redemption rights with respect to the Sponsor’s Shares and Private Placement Shares if we fail to consummate a business combination by the Current Termination Date. In such event, the 2,724,725 shares of common stock that were acquired by the Sponsor for an aggregate purchase price of $7,240,000, will in all probability be worthless because they will not be entitled to participate in the redemption. The Sponsor has granted the Company’s executive officers the right to a percentage of the Sponsor’s profits on any sale of its shares, which in all probability, also will be worthless in this scenario. Such common stock owned by the Sponsor had an aggregate market value of approximately $28.7 based on the last sale price of $10.55, on the NASDAQ Capital Market on September 23, 2015;
•	if the Extension Amendments are not approved and a business combination is not consummated by the Current Termination Date, the Convertible Promissory Notes issued by the Company in May 2014 and May 2015 in exchange for loans from the Sponsor for additional working capital and the promissory notes issued by the Company in July 2015 will in all probability be worthless because the terms of the Promissory Notes specify that the Promissory Notes are only payable on the earlier of (i) the date on which the Company consummates its initial business combination or (ii) the Current Termination Date, and the Company does not expect to have sufficient assets to repay the Promissory Notes when due if it does not complete an initial business combination. Furthermore, the Convertible Promissory Notes will not be eligible for conversion into shares of common stock or entitled to participate in the redemption. The Convertible Promissory Notes have an aggregate principal outstanding amount of $2,607,053, and the July 2015 promissory note has a principal of approximately $361,436;
•	if the Extension Amendments are not approved and a business combination is not consummated by the Current Termination Date, the Company’s directors will not be entitled to receive cash retainers pursuant to certain letter agreements between the Company and its directors, dated March 11, 2015. According to the terms of such letter agreements, subject to the completion of the Company’s initial business combination, each of the Company’s directors who continue to serve in that capacity following the business combination will be entitled to receive a one-time cash payment and an annual cash payment. In addition, subject to consummation of the Company’s initial business combination and approval of a stock incentive plan by the Company’s stockholders, the Company’s independent directors who continue to serve on the board of directors following the business combination will be eligible to receive options to purchase shares of common stock. If the Extension Amendments are not approved and the Company liquidates, the independent board members will not be eligible for any such compensation.
•	all rights specified in the Company’s Amended and Restated Certificate relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the business combination. If the business combination is not approved and the Company liquidates, the Company may not be able to perform its obligations to its officers and directors under those provisions;
•	In order to protect the amounts held in the Trust Account, our Sponsor has agreed that, if a business combination is not completed prior to the Termination Date, it will indemnify the Company against any damages and expenses that the Company may become subject to as a result of any claim by any third party for services rendered or contracted for or products sold to the Company or by a prospective target business with which the Company has entered into a business combination agreement; provided however, that such indemnification shall apply only to the extent necessary to
•	ensure that such claims do not reduce the amount in the Trust Account to below $10.61 per Public Share, except as to any claimed amounts owed to a third party who has executed a waiver of rights to seek access to the Trust Account and except as to any claims against the Company by the underwriters of the IPO.
•	The Company’s financial, legal and other advisors have rendered services for which they may not be paid if the business combination is not consummated. Although these payments are not expressly contingent on the outcome of the Company’s stockholder vote, any recovery of such fees and expenses by these vendors will be much more difficult in the event the business combination is not consummated. As such, these vendors could be viewed as having an interest in the outcome of such vote.
•	The underwriters from our IPO will only be entitled to their deferred underwriting compensation of $1.9 million in the event we complete a business combination.

The Board’s Reasons for the Extension Amendments, its Conclusion, and its Recommendation

As discussed below, after careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendments are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable adoption of the Extension Amendments, and recommends that you vote “FOR” each such adoption.

In determining to recommend the Extension Amendments, the Company’s board of directors concluded that the proposed business combination with STG is in the best interests of the Company’s stockholders, since it believes the Company’s stockholders will benefit from that transaction.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with STG, circumstances warrant providing Public Stockholders an opportunity to consider the proposed business combination with STG. As discussed more fully herein, the Company believes that the Article Fifth Amendment requires the approval of a majority of the holders of the outstanding shares of common stock entitled to vote thereon (and the Company has received a legal opinion to that effect, attached to the definitive proxy statement on Schedule 14A filed by the Company on June 26, 2015 in connection with the July 17, 2015 special meeting to approve amendments to the Company’s Amended and Restated Certificate to extend the Company’s termination date from July 24, 2015 to October 24, 2015). The Article Sixth Amendment must be approved by the holders of sixty-five percent (65%) or more of the outstanding shares of common stock entitled to vote thereon cast at a meeting of the Company’s stockholders.

In addition, if the Extension Amendments are approved, then the Company is required under the Company’s Amended and Restated Certificate to provide the Public Stockholders with an opportunity to make the Election. Accordingly, holders of Public Shares may elect to redeem their shares if the Extension Amendments are approved. The Company believes that such redemption right protects the Public Stockholders from having to sustain their investments for an unreasonably long period if the Company failed to consummate a business combination in the timeframe contemplated by the Amended and Restated Certificate.

Having taken into account the matters discussed above, the Company’s board of directors believes that, if the Extension Amendments are approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the Public Stockholders because they would receive approximately the same amounts they would have received if the Company had redeemed all Public Shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its Public Stockholders at that time would receive approximately the same redemption proceeds as if they had redeemed all Public Shares in connection with the failure to consummate a business combination by the Current Termination Date.

Article Fifth of the Company’s Amended and Restated Certificate purports to prohibit amendments to Article Fifth of the Company’s Amended and Restated Certificate (except in connection with the consummation of a business combination), which would include any amendment that would extend the Termination Date. In connection with the definitive proxy statement on Schedule 14A filed by the Company on June 26, 2015 in connection with the July 17, 2015 special meeting to approve amendments to the Company’s Amended and Restated Certificate to extend the Company’s termination date from July 24, 2015 to October 24, 2015, the Company’s Board of Directors consulted with the Company’s counsel, Morrison & Foerster, LLP, and through Morrison & Foerster, LLP, with special Delaware counsel, Richards Layton, concerning the vote required to approve the Article Fifth Amendment under Delaware law. Richards Layton concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, limitations and exceptions set forth therein, that the Article Fifth Amendment, “if duly adopted by the Board (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding stock of the Company entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when the Certificate of Amendment is filed with the Secretary of State in accordance with Sections 103, 242 and 245 of the General Corporation Law.” A copy of Richards Layton’s opinion is included as Annex B to this proxy statement, and stockholders are urged to review it in its entirety.

The Article Sixth Amendment requires the approval of holders of sixty-five percent (65%) or more of the outstanding shares of common stock cast at a meeting of the Company’s stockholders. Therefore, in order to approve the Extension Amendment, which amends both Articles Fifth and Sixth, we will require: (1) the affirmative vote of the majority of the shares of common stock outstanding as of the record date and entitled to vote thereon for the Article Fifth Amendment and (2) the affirmative vote of holders of sixty-five percent (65%) or more of the shares of common stock outstanding as of the record date and entitled to vote thereon for the Article Sixth Amendment.

Our Board of Directors has approved the Extension Amendments and declared them advisable by unanimous written consent. Accordingly, if the Extension Amendments are approved by the holders of the Company’s outstanding stock in accordance with Section 242(b) of the General Corporation Law, the Company believes the Extension Amendments will be valid and effective when filed with the Secretary of State of the State of Delaware in accordance with the applicable statutory provisions, notwithstanding the provisions of Article Fifth of the Company’s Amended and Restated Certificate.

The Company did not request Richards Layton to opine on whether the clause currently contained in its charter prohibiting amendment of Article Fifth of the Company’s Amended and Restated Certificate prior to consummation of a business combination was valid when adopted, and the Company has not sought advice of counsel on that question from any other source.

The Company’s board of directors has unanimously approved the Extension Amendments.

In addition, the Company’s board of directors was mindful of and took into account the conflict, as described in “Interests of the Company’s Officers, Directors and Advisors”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of Public Stockholders. The board of directors determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s stockholders to the best of their ability, as well as substantially less than the potential benefits to Public Stockholders wishing to have an opportunity to consider the proposed business combination with STG, which they, as Company stockholders as well, share. In making that determination, the Chairman of the board of directors took into consideration the fact that in proposing the Extension Amendments, he may incur indemnification obligations to the Company under his existing commitment substantially in excess of those currently accrued. At the same time, he recognized that completing the proposed business combination with STG would be expected to result in a company more capable than the Company alone to pay existing obligations of the Company and expenses incurred after approval of the Extension Amendments, all of which obligations he might be called upon to pay under his existing commitment.

After careful consideration of all relevant factors, the Company’s board of directors determined that the Extension Amendments are fair to, and in the best interests of, the Company and its stockholders, and has declared them advisable.

The Board of Directors recommends that you vote “FOR” the Extension Amendments.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve one or more of the proposals presented at the special meeting. In no event will our board of directors adjourn the special meeting beyond the date by which it may properly do so under our Amended and Restated Certificate and Delaware law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve one or both of the Extension Amendments.

Vote Required

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the special meeting and entitled to vote thereon. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the approval of the Stockholder Adjournment Proposal.

THE POTENTIAL BUSINESS COMBINATION WITH STG

The following is a brief summary of the terms and background of the Business Combination Agreement. Any description in this proxy statement of the Business Combination Agreement is qualified in all respects by reference to the complete text of the Business Combination Agreement which was attached to the Form 8-K the Company filed with the SEC on June 9, 2015. The Company initially filed a preliminary proxy statement on Schedule 14A with the SEC on July 10, 2015. A definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed business combination with STG. This proxy statement will contain important information regarding the proposed business combination with STG. The Company is continuing its efforts to complete such proxy materials.

You are not being asked to vote on the proposed business combination with STG at this time. Stockholders will have the right to vote on the proposed business combination with STG when and if it is submitted to stockholders.

General

On June 8, 2015, the Company entered into the Business Combination Agreement with STG, the STG Stockholders, the Stockholders’ Representative and the Sponsor. Pursuant to the Business Combination Agreement, in exchange for the transfer to the Company of 100% of the outstanding shares of capital stock of STG, the STG Stockholders will receive a combination of cash and common stock, consisting of (a) the Cash Consideration and (b) Eight Million Five Hundred Seventy-Eight Thousand One Hundred Ninety-Nine (8,578,199) new shares of common stock. In addition, the Company will issue to the STG Stockholders Four Hundred Forty-Five Thousand One Hundred Sixty-One (445,161) shares of common stock acquired prior to the Company’s initial public offering that are being contributed by the Sponsor (subject to reduction to the extent the Sponsor forfeits any of these shares to the Company). In the event that, immediately following the closing, the shares issued to STG would, in the aggregate, equal less than 56.7% of the total outstanding shares of common stock as of the closing, a portion of the Cash Consideration may be exchanged for additional shares of common stock at a price of $10.55 per share, so that the STG Stockholders own 56.7% of the total outstanding shares of common stock following the closing. In addition, in the event that the transaction otherwise would not qualify for the tax treatment described in the Business Combination Agreement as a result of failure to satisfy the Control Requirement (as defined in the Business Combination Agreement), a portion of the Cash Consideration may be exchanged for additional shares of common stock at a price of $10.55 per share, so that the STG Stockholders, the Sponsor and any other person who receives shares of common stock in connection with an equity financing completed in connection with the closing, collectively own at least 80% of the outstanding shares of common stock immediately following the closing. The shares of common stock issued and transferred to the STG Stockholders will be subject to customary registration rights.

The consummation of the transaction is subject to the satisfaction of certain conditions, including receipt of the approval of the proposed transaction with STG by holders of a majority of the outstanding shares of common stock.

Background of the Company and STG

The Company is a blank check company organized as a corporation under the laws of the State of Delaware on July 3, 2013. It was formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or similar business combination with one or more businesses or entities operating within or outside of the United States. The Company’s efforts to identify an initial business combination will not be limited to a particular industry or geographic region, although it intends to focus on companies in the United States operating in the defense and national security sectors. In October 2013, it consummated its IPO from which it derived gross proceeds of approximately $76,215,000 (which includes proceeds from the private placement of shares consummated simultaneously with the closing of the IPO) before deducting deferred underwriting compensation of $1.9 million. Subsequent to the offering, an amount of $72,795,000 (including $1.9 million of deferred underwriters fee) of the net proceeds of the offering was deposited in a trust account. Except as discussed herein with respect to the Extension Amendments, such funds and a portion of the interest earned thereon will be released upon consummation of the business combination and used to pay any amounts payable to Public Stockholders that exercise their redemption rights. Other than its IPO and the pursuit of a business combination, the Company has not engaged in any business to date.

STG provides specialist cyber, software and intelligence solutions to U.S. government organizations with a national security mandate. STG’s solutions are integral to national security-related programs run by more than 50 U.S. government agencies, including the Department of Defense, the Intelligence Community, the Department of Homeland Security, the Department of State and other government departments with national security responsibilities. STG specializes in three core areas of capability: (1) cyber security and secure information systems; (2) software development, systems and services, and (3) intelligence and analytics. STG’s operational strength and track record has been established in securing highly sensitive, mission-critical national security networks, solving complex technology problems in mission-critical contexts and providing decision makers with actionable intelligence from multiple data sources. STG is headquartered in Reston, Virginia, with additional facilities in Charleston, South Carolina and Sierra Vista, Arizona.

Background of Transaction

Subsequent to the consummation of the IPO, the Company commenced efforts to identify and evaluate potential acquisitions with the objective of consummating a business combination. The Company identified certain criteria that it looked for in evaluating prospective target businesses and business combination opportunities, including, without limitation, the following:

•	strong competitive position in industry;
•	mission-critical capabilities that address a market need;
•	opportunities for platform growth;
•	established companies with compelling financial metrics;
•	opportunities to create synergies and increase intrinsic value; and
•	companies with a motivated and capable management team.

In the months following the IPO, the Company’s management identified potential targets by initiating conversations with (i) management’s own network of business associates and contacts, (ii) third-party companies that management believed could make attractive business combination partners and (iii) professional service providers (lawyers, accountants, consultants and investment bankers). The Company educated these parties on its structure as a special purpose acquisition company and its criteria for a business combination. The Company also responded to inquiries from investment bankers or other similar professionals representing companies engaged in sale or financing processes. Furthermore, the Company’s management conducted independent market research to identify potential business combination opportunities. From time to time, the Company’s database of potential business combination candidates was updated and supplemented based on additional information derived from these discussions with third parties.

The Company’s board of directors was updated on a regular basis with respect to the status of the business combination search. Input received from the Company’s board of directors was material to management’s evaluation of potential business combinations. The screening and sourcing efforts through the Company’s professional network and independent research resulted in more than 75 potential targets. These opportunities were evaluated based on the Company’s stated criteria. Many did not fit the Company’s screening criteria, while some were eliminated due to an insufficient enterprise value or indications that the sellers’ valuation expectations were too high. The screening process was repeated multiple times, and the Company remained in continual dialogue with its sourcing network. Through these efforts, the volume of potential targets remained high.

Some companies were deemed, based on the Company’s screening efforts and criteria evaluation, as appropriate targets and were advanced to the next phase of the selection process, including more than 50 with which the Company held meetings and/or telephone discussions and 12 with which non-disclosure agreements (and trust waivers) were executed. From this refined pool of potential targets, several companies were further pursued, and in some instances, the Company had substantive discussions, conducted extensive due diligence, and engaged the potential sellers in a negotiation process. We ultimately decided to abandon each of our other potential business combination discussions because we concluded that the target business or the terms of a potential business combination would not be suitable for the Company, particularly in comparison to the proposed business combination with STG. In particular:

•	In eight of these opportunities, the Company and the target did not agree to terms regarding enterprise value, structure, timing to close or a combination of these terms;
•	In two of these opportunities, the Company withdrew from the discussions during the initial diligence process because it did not have confidence in the financial strength and potential growth prospects of the candidate;
•	In two of these opportunities, the Company withdrew after conducting due diligence having concluded that the businesses were likely to miss their stated financial targets or otherwise have adverse business developments.

Background of the Proposed Business Combination with STG

The Company’s strategic intent was to seek an initial combination with a business operating in the defense and national security sectors. The Company first initiated a discussion with STG in June 2014 to better understand and assess the overall business position and intent of STG. Subsequent discussions continued to further the Company’s understanding of these points, and to outline the structure of a potential transaction and strategy of the Company. A more detailed discussion was held in February 2015, with STG’s President, Paul Fernandes, at a location near the STG’s offices in Reston, VA, the result of which was that the parties decided at that time to continue these detailed discussions and to do so under a Confidentiality and Non-Disclosure Agreement that was signed by the parties on February 18, 2015.

Shortly after, the Company provided STG with a list of its data requirements for initial due diligence, and STG provided these materials over the course of the next several weeks. On March 17, the Company met with representatives of the STG Stockholders and STG senior management to discuss key terms in the value and structure of a potential transaction. Our Chairman, Damian Perl, attended this meeting, along with Dale Davis, our President, other Company executives, and representatives from Cowen Company, LLC, our financial advisor. Simon Lee, Chairman and Chief Executive Officer of STG also attended this meeting, along with Paul Fernandes, President and Chief Operating Officer of STG, other STG executives, and Julie Lee, an STG stockholder. In that meeting, the two parties discussed publicly traded EBITDA multiples, recent relevant M&A transactions, STG’s 2014 EBITDA, enterprise value, the potential form of consideration, including cash and stock components, and the timing and necessary actions required to proceed with the transaction.

From March 17, 2015 until June 8, 2015, the Company requested further diligence materials and, while also involved in more detailed due diligence activities, also engaged in negotiations with STG on the terms of the agreement to govern the business combination. The parties entered into an exclusivity letter agreement on April 15, 2015. On April 23, 2015, the Company entered into a non-binding letter of intent with STG and the other parties thereto setting forth certain principal terms of the proposed business combination.

The Company’s due diligence included on-site visits by our management and certain specialist independent advisory firms, which performed additional commercial diligence and also legal and financial and accounting due diligence. The input of these advisory firms, along with the results of the Company’s due diligence, were reflected in the Company’s negotiating position related to the scope of the representations, warranties and indemnities in the Business Combination Agreement.

The Company’s board of directors was informed of the possible opportunity with STG in early February 2015, and was kept apprised of the progress of the potential business combination with STG, including summary financial information, preliminary due diligence findings and growth prospects, during the ensuing period. The Board of Directors agreed that management should move forward with the transaction as described.

On May 22, 2015, the Company delivered an initial draft of the full purchase agreement to STG. From that time up through and including the time when the Business Combination Agreement was signed on June 8, 2015, representatives of Morrison & Foerster LLP, legal counsel to the Company, and Holland & Knight LLP, legal counsel to STG, circulated numerous drafts of the Business Combination Agreement and the ancillary documents and participated in numerous telephone conversations to negotiate the specific terms of the business combination. Throughout that period, the Company and STG continued both legal and financial due diligence of the other parties. During such period, the Company periodically updated the materials provided to the board of directors as new information became available.

On June 4, 2015, the Board of Directors met and approved the Business Combination Agreement.

On June 8, 2015, STG, the STG Stockholders, the Company and the other parties thereto executed the Business Combination Agreement. On June 9, 2015, we issued a press release announcing the execution of the Business Combination Agreement.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 8,748,653 shares of common stock outstanding as of September 23, 2015 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of common stock by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;
•	each of our officers and directors; and
•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owners	Number of Shares	Percentage of Class(1)
5% or Greater Stockholders:
Global Defense & National Security Holdings LLC(2)	2,724,725	31.1%
North Pole Capital Master Fund(3)	1,128,686	12.9%
AQR Capital Management, LLC(4)	895,500	10.2%
HighVista Strategies LLC(5)	600,000	6.2%
Glazer Capital, LLC(6)	590,000	6.7%
Directors:
Damian Perl(2)	2,724,725	31.1%
Dale R. Davis	—	—%
Vice Admiral (ret.) Robert B. Murrett	—	—%
Hon. David C. Gompert	—	—%
Hon. Ronald R. Spoehel	—	—%
Named Officers:
Craig Dawson	—	—%
Frederic Cassis	—	—%
Gavin Long	—	—%
Dale R. Davis	—	—%
All Directors and Executive Officers as a Group (8 persons)	2,724,725	31.1%

(1)	Based on a total of 8,748,653 shares of the Company’s common stock issued and outstanding on September 23, 2015.
(2)	Global Defense & National Security Holdings LLC, our Sponsor, is the record holder of all of these shares. Mr. Perl, our Chairman of the Board of Directors, is the ultimate beneficial owner of Global Defense & National Security Holdings LLC and has beneficial ownership of Global Defense & National Security Holdings LLC’s interests in us. The business address of our Sponsor is 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190.
(3)	According to a Schedule 13G filed on February 13, 2015, North Pole Capital Master Fund (“North Pole”), a Cayman Islands exempted company and Polar Securities Inc. (“Polar Securities”), a company incorporated under the laws of Ontario, Canada, have shared dispositive and voting power with regards to the shares. The address of the reporting persons is 401 Bay Street, Suite 1900, P.O. Box 19, Toronto, Ontario, Canada M5H 2Y4.
(4)	The reporting persons also include AQR Capital Management Holdings, LLC. Based on the information contained in the Schedule 13G filed on February 17, 2015 by AQR Capital Management, LLC, AQR Capital Management, LLC serves as the investment manager to the AQR Diversified Arbitrage Fund, which holds 8.7% of the total 9.3% amount owned by AQR Capital Management, LLC.

AQR Capital Management, LLC has shared dispositive and voting power with regards to the shares. The business address of the reporting persons is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830.
(5)	According to a Schedule 13G filed on February 17, 2015, the reporting persons also include HighVista Strategies, LLC, HighVista GP Limited Partnership, HighVista GP II Limited Partnership, HighVista III Limited Partnership, HighVista GP, LLC, HighVista I Limited Partnership, HighVista II Limited Partnership, HighVista GP III Limited Partnership, HighVista III, Ltd., HighVista V Limited Partnership, HighVista VI Limited Partnership, HighVista Liquid 1.5 Offshore Fund, HighVista 1.5 U.S. Fund, HighVista Multi-Asset Fund, XL RE Ltd, Brian H. Chu and André F. Perold. Based on the information contained in the Schedule 13G filed on February 17, 2015, HighVista Strategies LLC, HighVista GP, LLC HighVista GP Limited Partnership, HighVista GP II Limited Partnership, HighVista GP III Limited Partnership, HighVista I Limited Partnership, HighVista II Limited Partnership, HighVista III, Ltd., HighVista V Limited Partnership, HighVista VI Limited Partnership, HighVista Liquid Multi-Asset Fund — Moderate (Cayman) Ltd., HighVista 1.5 (Offshore) Ltd., HighVista 1.5 (U.S.) LP, XL Re Ltd, Brian H. Chu and André F. Perold each have sole voting and dispositive power with respect to all shares. The business address of HighVista Strategies, HighVista GP, HighVista GP II, HighVista GP III, HighVista LLC, HighVista I, HighVista II, HighVista V, HighVista VI and HighVista 1.5 U.S. Fund is John Hancock Tower, 50th Floor, 200 Clarendon Street, Boston, MA 02116. The business address for HighVista III, HighVista Liquid Multi-Asset Fund and HighVista 1.5 Offshore Fund is Codan Trust Company (Cayman) Limited, Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681 GT, George Town, Grand Cayman, British West Indies. The business address for XL RE Ltd is One Bermudiana Road, Hamilton HM08, Bermuda.
(6)	According to a Schedule 13G filed on June 19, 2015, the reporting persons also include Paul J. Glazer. Mr. Glazer does not directly own any shares of common stock, but he does indirectly own 590,000 shares of common stock in his capacity as (i) the managing member of Paul J. Glazer, LLC, a Delaware limited liability company, which in turn serves as the general partner of Glazer Capital Management L.P.,(“GCM”) and Glazer Enhanced Fund, L.P. (“GEF”) both Delaware limited partnerships and (ii) the managing member of Glazer Capital, LLC (“GCL”) which in turn serves as the investment manager of GCM, GEF, Glazer Offshore Fund, Ltd. (“GOF”) and Glazer Enhanced Offshore Fund, Ltd.(“GEOF”) both Cayman Islands corporations. In addition, according to the Schedule 13G, GCL manages on a discretionary basis separate accounts for three unrelated entities that own shares of common stock (the “Separate Accounts”). According to the Schedule 13G, although Mr. Glazer does not directly own any shares of common stock, Mr. Glazer is deemed to beneficially own the 590,000 shares of common stock held by GOF, GEOF, GCM, GEF and the Separate Accounts. The business address of this stockholder is 623 Fifth Ave., Suite 2502, New York, New York 10022.

STOCKHOLDER PROPOSALS

We anticipate that the 2015 annual meeting of stockholders will be held no later than December 31, 2015. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2015 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must have been received by the Company at its offices at Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190 no later than June 3, 2015.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or not more than 15 days from the public announcement of the meeting if the meeting is first publicly announced less than 90 days prior to the date of the meeting. Accordingly, for our 2015 Annual Meeting, assuming the meeting is held on or about December 31, 2015, notice of a nomination or proposal must have been delivered to us no later than September 20, 2015 and no earlier than August 21, 2015. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia, 20190 or by telephone at (202) 800-4333 to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia, 20190, Attn: Secretary.

Annex A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

Pursuant to Sections 242 and 245 of the
Delaware General Corporation Law

Global Defense & National Security Systems, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “GCL”), does hereby certify as follows:

(1) The name of the Corporation is Global Defense & National Security Systems, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on July 3, 2013 (the “Original Certificate of Incorporation”) and subsequently amended on October 23, 2013, corrected on April 3, 2014 and amended and restated on July 17, 2015 (the “Prior Certificate of Incorporation”).

(2) This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) was duly adopted by the Board of Directors of the Corporation and by the stockholders of the Corporation in accordance with Sections 242 and 245 of the GCL.

(3) This Amended and Restated Certificate of Incorporation restates and integrates and further amends the Prior Certificate of Incorporation as heretofore amended or supplemented.

(4) The text of the Prior Certificate of Incorporation is hereby amended and restated in its entirety as follows:

FIRST:  The name of the Corporation is Global Defense & National Security Systems, Inc. (the “Corporation”).

SECOND:  The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Zip Code 19801. The name of its registered agent at that address is The Corporation Trust Company.

THIRD:  Subject to Article SIXTH, the purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the GCL as set forth in Title 8 of the Delaware Code; provided, however, that in the event a Business Combination (as defined below) is not consummated prior to the Termination Date (as defined below), then, on or after the Termination Date, the purposes of the Corporation shall automatically, with no action required by the Board of Directors (as defined below) or the stockholders of the Corporation, be limited to (i) effecting and implementing the dissolution and liquidation of the Corporation, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeeming 100% of the outstanding IPO Shares (as defined herein), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined herein), less franchise and income taxes payable with respect to interest earned on the Trust Account, divided by the number of then outstanding IPO Shares, which redemption will completely extinguish holders of IPO Shares’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) the taking of any other actions expressly required to be taken herein, and the Corporation’s powers shall thereupon be limited to those set forth in Section 278 of the GCL and as otherwise may be necessary to implement the limited purposes of the Corporation as provided herein. This Article THIRD may not be amended without the affirmative vote of 65% of the outstanding shares of Common Stock cast at a meeting of stockholders of the Corporation.

FOURTH:

(A) Authorized Capital Stock.  The total number of shares of stock which the Corporation shall have authority to issue is one hundred ten million (110,000,000) shares of capital stock,

consisting of (i) one hundred million (100,000,000) shares of common stock, par value $0.0001 per share (“Common Stock”), and (ii) ten million (10,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

(B) Preferred Stock.

(i) The Board of Directors of the Corporation (the “Board of Directors”) is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

(ii) The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to another provision of this Certificate, including any certificate of designation for any series of Preferred Stock.

(C) Common Stock.  Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of Preferred Stock, the holders of Common Stock shall exclusively possess all voting power and each share of Common Stock shall be entitled to one vote.

FIFTH:  The Corporation’s existence shall terminate on the date that is 25 months from the date of the final prospectus filed in connection with the Corporation’s IPO (as defined below) (the “Termination Date”), unless a Business Combination is consummated prior to the Termination Date pursuant to Article SIXTH(B)(y) below, in which case, the term of existence for the Corporation shall be perpetual. This provision may only be amended in connection with, and become effective upon, the consummation of a Business Combination. A proposal to so amend this section shall be submitted to the stockholders of the Corporation in connection with any proposed Business Combination pursuant to Article SIXTH (B) below.

SIXTH:  The following provisions (A) through (H) shall apply during the period commencing upon the filing of this Amended and Restated Certificate of Incorporation and shall terminate upon the consummation of any Business Combination. The provisions of this Article SIXTH may not be amended during the Target Business Acquisition Period (as defined below) without the affirmative vote of 65% of the outstanding shares of Common Stock cast at a meeting of stockholders of the Corporation. A “Business Combination” shall mean the acquisition by the Corporation of one or more operating businesses or assets (“Target Business”) through a merger, capital stock exchange, asset or stock acquisition, or other similar business combination having collectively a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the Corporation’s net assets (excluding deferred underwriting discounts and commissions) at the time of the agreement to enter into such acquisition. The “Target Business Acquisition Period” shall mean the period from the effectiveness of the registration statement filed in connection with the Corporation’s initial public offering of securities (the “IPO”) up to and including the first to occur of (a) a Business Combination or (b) the Termination Date. Prior to the Business Combination, the Corporation may not issue (1) any shares of Common Stock or any securities convertible into Common Stock (other than working capital loans which are not convertible until after our initial business combination), or (2) any securities that participate in any manner in the proceeds of the Trust Account, or that vote as a class with the Common Stock sold in the IPO on the Business Combination. For purposes of this Article SIXTH, fair market value shall be determined by the Board of Directors based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow, and book value.

(A) Immediately after the IPO, the amount specified in the Corporation’s registration statement on Form S-1 filed with the Securities and Exchange Commission (the “Registration Statement”) at the time it goes effective shall be deposited and thereafter held in a trust account established by the Corporation (the “Trust Account”). Neither the Corporation nor any officer, director or employee of the Corporation shall disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination or (ii) or except as described in Paragraph (D) below, in each case in accordance with the terms of the investment management trust agreement governing the Trust Account; provided, however, that the Corporation shall be entitled to withdraw such amounts from the interest earned on the Trust Account as would be required to pay franchise and income taxes.

(B) Prior to the consummation of any Business Combination, the Corporation shall (x) submit such Business Combination to its stockholders for approval at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination, or (y) provide stockholders with the opportunity to sell their shares to the Corporation by means of a tender offer. A Business Combination shall not be consummated if (i) the Corporation has net tangible assets of less than $5,000,001 upon such consummation or (ii) enough stockholders tender or convert their shares so that the Corporation is unable to satisfy any applicable closing condition set forth in the definitive agreement related to the Business Combination. In addition, if the Corporation submits such Business Combination to its stockholders for approval, in the event that a majority of the outstanding shares of Common Stock cast at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Corporation shall be authorized to consummate the Business Combination; provided, however, that the Corporation shall not consummate any Business Combination if an amendment to this Amended and Restated Certificate of Incorporation providing for perpetual existence of the Corporation has not been approved by a majority of the outstanding shares of Common Stock cast at the meeting to approve the Business Combination.

(C) In the event that a Business Combination is approved by stockholders at a meeting called for such purpose in accordance with the above Paragraph (B) and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock issued in the IPO (the “IPO Shares”) may, contemporaneous with such vote, demand that the Corporation convert his, her or its IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert such shares into cash at a per share conversion price equal to (i) the amount held in the Trust Account less franchise and income taxes payable (each calculated as of two business days prior to the consummation of the Business Combination), divided by (ii) the total number of IPO Shares. In the event that the Corporation provides stockholders with the opportunity to sell their shares to the Corporation by means of a tender offer in connection with the consummation of a Business Combination, any holder of IPO Shares (each a “Public Stockholder”) may tender such IPO Shares to the Corporation for an amount equal to his, her or its pro rata share of the aggregate amount then on deposit in the Trust Account, net of franchise and income taxes payable (each calculated as of two business days prior to the consummation of the Business Combination).

(D) Only IPO Shares shall be entitled to receive funds from the Trust Account and only (i) in the event of a liquidation of the Trust Account to holders of IPO Shares in connection with (a) the dissolution of the Corporation, (b) the Corporation’s redemption of 100% of the outstanding IPO Shares if it has not completed a Business Combination in the Target Business Acquisition Period, or (c) the termination of the Corporation’s existence on the Termination Date, pursuant to the terms of the investment management trust agreement governing the Trust Account or (ii) in the event a holder of IPO Shares demands conversion of or tenders such IPO Shares in accordance with Paragraphs (C) above or (H) below. In no other circumstances shall IPO Shares have any right or interest of any kind in or to the Trust Account. Common Stock issued prior to or simultaneously with the IPO in a private placement shall not have any right or interest of any kind in or to the Trust Account or to the proceeds of a liquidation or dissolution undertaken in the event that the Corporation fails to consummate a Business Combination.

(E) Unless and until the Corporation has consummated a Business Combination as permitted under this Article SIXTH, the Corporation may not consummate any other business combination, whether by merger, capital stock exchange, asset or stock acquisition, or otherwise.

(F) If the Corporation permits its stockholders to convert their IPO Shares in conjunction with a stockholder vote on an initial Business Combination or provides stockholders with the opportunity to sell their shares to the Corporation by means of a tender offer, a holder of IPO Shares, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall be restricted from seeking conversion rights pursuant to Article SIXTH (C) with respect to more than an aggregate of 20% of the IPO Shares.

(G) In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Global Defense & National Security Holdings LLC (the “Sponsor”), or any of the directors or officers of the Corporation, including (i) an entity that is affiliated with any of the foregoing, (ii) an entity in which any of the foregoing or their affiliates are currently officers or directors, or (iii) an entity in which any of the foregoing or their affiliates are currently invested through an investment vehicle controlled by them (except an entity in which any of the foregoing or their affiliates are currently passive investors and hold in the aggregate 1% or less of the outstanding stock), the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority that such Business Combination is fair to the Corporation from a financial point of view and is approved by the majority of independent directors of the Corporation (if any exist at that time). The Corporation shall not enter into a Business Combination with another blank check company or a similar company with nominal operations.

(H) If any amendment is made to this Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Corporation’s obligation to redeem, convert or tender 100% of the IPO Shares if the Corporation has not consummated a Business Combination within 25 months from the date of the Closing, the Public Stockholders shall be provided with the opportunity to redeem, convert or tender their IPO Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, less franchise and income taxes payable, divided by the number of then outstanding IPO Shares.

SEVENTH:  The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(2) The Board of Directors shall consist of not less than one or more than fifteen members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

(3) Directors shall be elected by a plurality of the votes cast at each annual meeting of stockholders and shall hold office until the next annual meeting and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Notwithstanding the foregoing, until such time as the Sponsor and any of its Affiliates (as defined in Rule 12b-2 under the Exchange Act) no longer beneficially own at least 15%

of the total number of shares of Common Stock outstanding and except as otherwise required by applicable law (including as set forth in Article TWELFTH) or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading, the Sponsor shall have the right to designate a number of director nominees to the Board of Directors (each, a “Sponsor Representative”) equal to the percentage of the Corporation’s outstanding common stock beneficially owned by the Sponsor and any of its Affiliates (as defined in Rule 12b-2 under the Exchange Act), where such number of Sponsor Representatives shall be rounded up to the nearest whole number for any fraction that may result. Each Sponsor Representative serving on the Board of Directors may sit on any committee(s) of the Board of Directors of his or her choice, provided that he or she meets the membership requirements specified by the Securities and Exchange Commission and the securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading.

(4) Unless and except to the extent that the By-Laws shall so require, the election of directors need not be by written ballot.

(5) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors shall be filled by an affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Notwithstanding the foregoing, vacancies on the Board of Directors or any committee thereof held by Sponsor Representatives may only be filled by Sponsor Representatives nominated by the Sponsor pursuant to Article SEVENTH (3). Any director elected to fill a vacancy shall hold office and shall hold office until the next annual meeting and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only by the affirmative vote of the holders of at least a majority of the total number of votes of the Corporation’s capital stock represented at the meeting and entitled to vote on such question. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the certificate of designation applicable thereto.

(6) After the closing of the IPO, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is hereby specifically denied. Notwithstanding the foregoing, until such time as the Sponsor and any of its Affiliates (as defined in Rule 12b-2 under the Exchange Act) no longer beneficially own at least 15% of the total number of shares of Common Stock outstanding, any action required or permitted to be taken at any special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by or on behalf of the holders of the outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a special meeting of stockholders at which all shares of Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

(7) Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by at least two-thirds of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Notwithstanding the foregoing, until such time as the Sponsor and any of its Affiliates (as defined in Rule 12b-2 under the Exchange Act) no longer beneficially own at least 20% of the total number of shares of Common Stock outstanding, any special meeting of stockholders may be called by a stockholder or stockholders of the Corporation beneficially owning, in the aggregate, 20% or more of the total number of shares of Common Stock outstanding. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

(8) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Amended and Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

EIGHTH:  No director shall be personally liable to the Corporation or any of its stockholders for a breach of fiduciary duty as a director if such director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and had no reasonable cause to believe that his or her conduct was unlawful unless he or she authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from his or her actions as a director. In the case of proceedings by or in the right of the Corporation, no director shall be personally liable until he or she shall have been finally adjudged by a court to be liable to the Corporation, unless and only to the extent that any court in which the proceeding was brought or the Court of Chancery of the State of Delaware shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such director is fairly and reasonably entitled to indemnification, to be held harmless or to exoneration. Notwithstanding the foregoing, no director shall be entitled to indemnification to the extent that he or she is finally adjudged by a court of competent jurisdiction that such director breached his or her duty of loyalty or engaged in any intentional misconduct. Any repeal or modification of this Article EIGHTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

NINTH:  The Corporation shall indemnify its directors, officers, employees and agents to the fullest extent permitted by applicable law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided that, the Corporation shall not be obligated to indemnify any director, officer, employee or agent (or his or her heirs, executors or personal or legal representatives) in connection with any claim made against such director or officer: (a) for which payment has actually been received by or on behalf of such director or officer under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount actually received under any insurance policy, contract, agreement, other indemnity provision or otherwise; (b) for an accounting of profits made from the purchase and sale (or sale and purchase) by such director or officer of our securities within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law; (c) prior to a change in control, in connection with any proceeding (or any part of any proceeding) initiated by such director or officer, including any proceeding (or any part of any proceeding) initiated by such director or officer against us or our directors, officers, employees or agents, unless (i) our board of directors authorized the proceeding (or any part of any proceeding) prior to its initiation or (ii) we provide the indemnification payment, in our sole discretion, pursuant to the powers vested in us under applicable law; or (d) for payments in fulfillment of the obligations of such director or officer pursuant to such director’s or officer’s letter agreement with us, substantially in the form listed as Exhibit 10.1 to the registration statement of the Corporation on Form S-1, as amended (File No. 333-191195). Notwithstanding the foregoing, no director, officer, employee or agent shall be entitled to indemnification to the extent that such person is finally adjudged by a court of competent jurisdiction that such person breached his or her duty of loyalty or engaged in any intentional misconduct or a knowing violation of law. The right to indemnification conferred by this Article NINTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition. The rights to indemnification and to the advance of expenses conferred in this Article NINTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Amended and Restated Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise. Any repeal or modification of this Article NINTH shall not adversely affect any rights to indemnification and to the advancement of expenses of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

TENTH:  The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Amended and Restated Certificate.

ELEVENTH:  Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

TWELFTH:  Nothing in this Amended and Restated Certificate of Incorporation or the Corporation’s By-Laws shall be deemed to limit or restrict any director or officer of the Corporation from acting in his capacity as such director or officer or from exercising his or her fiduciary duties and responsibilities in accordance with applicable law. This Article TWELFTH shall be applicable to the other provisions in this Amended and Restated Certificate of Incorporation or the Corporation’s By-Laws, irrespective of whether Article TWELFTH is specifically referenced in any other Article of this Amended and Restated Certificate of Incorporation or any other Section of the Corporation’s By-Laws.

THIRTEENTH:  In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s By-Laws in any manner not inconsistent with the laws of the State of Delaware, Section 9.1 of the Corporation’s By-Laws or this Amended and Restated Certificate of Incorporation (including Article SEVENTH, which may not be amended without the approval of the Chairman of the Board of Directors for so long as he or she is a Sponsor Representative, otherwise at least one (1) Sponsor Representative for so long as at least one (1) Sponsor Representative serves on the Board of Directors). The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation’s By-Laws. The Corporation’s By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the shares entitled to vote at an election of directors.

FOURTEENTH:  Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director, officer, or employee of the Corporation arising pursuant to any provision of the GCL or this Amended and Restated Certificate of Incorporation or the Corporation’s Bylaws, or (iv) any action asserting a claim against the Corporation or any director, officer, or employee of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in any share of capital stock of the Corporation shall be deemed to have notice of and consent to the provisions of this Article FOURTEENTH.

FIFTEENTH:  The Corporation elects to not be governed by Section 203 of the GCL.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed on its behalf this       day of October, 2015.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

By:	Name: Dale R. Davis Title: Chief Executive Officer

Annex B

OPINION OF RICHARDS, LAYTON & FINGER, P.A.

June 22, 2015

Global Defense & National Security Systems, Inc.
11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia 20190

Ladies and Gentlemen:

We have acted as special Delaware counsel to Global Defense & National Security Systems, Inc., a Delaware corporation (the “Company”), in connection with the matters set forth herein. In this connection, you have requested our opinion as to certain matters of Delaware law.

For the purpose of rendering our opinions as expressed herein, we have been furnished and have reviewed the following documents:

(i) the Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on July 3, 2013, as amended by the Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State on October 18, 2013, the Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State on October 23, 2013, and the Corrected Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State on April 3, 2014 (collectively, the “Certificate of Incorporation”);

(ii) the Bylaws of the Company, as currently in effect (the “Bylaws”);

(iii) the form of the Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate”), a copy of which is attached hereto as Exhibit A;

(iv) the Final Prospectus of the Company, as filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2013 (the “Final Prospectus”), in connection with the Company’s initial public offering;

(v) the Proxy Statement proposed to be filed with the SEC in connection with, among other things, the Amended and Restated Certificate (the “Proxy Statement”); and

(vi) a certificate of the Secretary of State, dated the date hereof, as to the good standing of the Company.

With respect to the foregoing documents, we have assumed: (a) the genuineness of all signatures, and the incumbency, authority, legal right and power and legal capacity under all applicable laws and regulations, of each of the officers and other persons and entities signing or whose signatures appear upon each of said documents as or on behalf of the parties thereto; (b) the authenticity of all documents submitted to us as originals; (c) the conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic, electronic or other copies; (d) that the foregoing documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions as expressed herein; and (e) that any amendment to any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of each such document prior to its amendment. In addition to the foregoing, we have assumed that the Certificate of Incorporation and the Bylaws constitute the certificate of incorporation and the bylaws, respectively, of the Company as presently in effect.

We have not reviewed any document other than the documents listed above for purposes of rendering our opinions as expressed herein, and we assume that there exists no provision of any such other document that bears upon or is inconsistent with our opinions as expressed herein. In addition, we have conducted no independent factual investigation of our own, but rather have relied solely upon the foregoing documents furnished for our review as listed above, the statements of facts and factual information set forth in said documents, and the additional matters recited or assumed herein, all of which we assume to be true, complete and accurate in all material respects as of the date hereof.

Global Defense & National Security Systems, Inc.
June 22, 2015

BACKGROUND

The Company was originally incorporated in Delaware on July 3, 2013. The Company is a “blank check” company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. The Company filed the Final Prospectus with the SEC on October 25, 2013 in connection with the initial public offering of 6,000,000 shares of the Company’s common stock, par value $0.0001 per share.

Article Fifth of the Certificate of Incorporation provides that the Company’s “existence shall terminate” on the date that is 21 months from the date the Final Prospectus was filed unless the Company consummates a Business Combination (as defined in Article Sixth of the Certificate of Incorporation) prior to such date. We have been advised, and accordingly assume for purposes of our opinion as expressed herein, that (i) the Company has entered into the Stock Purchase Agreement, dated as of June 8, 2015, by and among the Company, Global Defense & National Security Holdings LLC, a Delaware limited liability company, STG Group, Inc., a Delaware corporation (“STG”), the Stockholders (as defined therein and set forth on Annex A thereto) and Simon Lee (as Stockholders’ Representative), pursuant to which the Company will acquire all of the issued and outstanding shares of capital stock of STG (the “STG Business Combination”); (ii) the STG Business Combination will constitute a “Business Combination” within the meaning of Article Sixth of the Certificate of Incorporation upon the consummation thereof; (iii) the Company does not believe it will be able to complete the STG Transaction by July 25, 2015 (the “Termination Date”); and (iv) under Article Fifth of the Certificate of Incorporation, a failure to consummate a Business Combination by the Termination Date will result in the dissolution and liquidation of the Company.

We understand that the Company is proposing to amend Article Fifth of the Certificate of Incorporation in order to allow the Company a longer period of time to consummate a Business Combination (the “Article Fifth Amendment”). Specifically, the Company is proposing to amend and restate Article Fifth of the Certificate of Incorporation in its entirety to read as follows:

The Corporation’s existence shall terminate on the date that is 24 months from the date of the final prospectus filed in connection with the Corporation’s IPO (as defined below) (the “Termination Date”), unless a Business Combination is consummated prior to the Termination Date pursuant to Article SIXTH(B)(y) below, in which case, the term of existence for the Corporation shall be perpetual. This provision may only be amended in connection with, and become effective upon, the consummation of a Business Combination. A proposal to so amend this section shall be submitted to the stockholders of the Corporation in connection with any proposed Business Combination pursuant to Article SIXTH (B) below.

However, Article Fifth of the Certificate of Incorporation currently provides:

The Corporation’s existence shall terminate on the date that is 21 months from the date of the final prospectus filed in connection with the Corporation’s IPO (as defined below) (the “Termination Date”), unless a Business Combination is consummated prior to the Termination Date pursuant to Article SIXTH(B)(y) below, in which case, the term of existence for the Corporation shall be perpetual. This provision may only be amended in connection with, and become effective upon, the consummation of a Business Combination. A proposal to so amend this section shall be submitted to the stockholders of the Corporation in connection with any proposed Business Combination pursuant to Article SIXTH (B) below.

Accordingly, the underlined language in the second sentence of Article Fifth of the Certificate of Incorporation purports to completely prohibit, and eliminates the Company’s power to adopt, an amendment to Article Fifth of the Certificate of Incorporation other than in connection with a Business Combination.

Global Defense & National Security Systems, Inc.
June 22, 2015

We also understand that the Company is proposing to amend Section (H) of Article Sixth of the Certificate of Incorporation in connection with the Article Fifth Amendment (the “Article Sixth Amendment”). Specifically, the Company is proposing to amend and restate Section (H) of Article Sixth of the Certificate of Incorporation in its entirety to read as follows:

(H) If any amendment is made to this Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Corporation’s obligation to redeem, convert or tender 100% of the IPO Shares if the Corporation has not consummated a Business Combination within 24 months from the date of the Closing, the Public Stockholders shall be provided with the opportunity to redeem, convert or tender their IPO Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, less franchise and income taxes payable, divided by the number of then outstanding IPO Shares.

Article Sixth of the Certificate of Incorporation provides that “[t]he provisions of this Article SIXTH may not be amended during the Target Business Acquisition Period (as defined below) without the affirmative vote of 65% of the outstanding shares of Common Stock cast at a meeting of stockholders of the Corporation.” Article Sixth of the Certificate of Incorporation defines “Target Business Acquisition Period” as “the period from the effectiveness of the registration statement filed in connection with the Corporation’s initial public offering of securities (the ‘IPO’) up to and including the first to occur of (a) a Business Combination or (b) the Termination Date.” We have been advised, and accordingly assume for purposes of our opinion as expressed herein, that the Company will file the Amended and Restated Certificate with the Secretary of State during the Target Business Acquisition Period.

DISCUSSION

You have asked our opinion whether Article Fifth of the Certificate of Incorporation may be amended as provided in the Article Fifth Amendment. For the reasons set forth below, in our opinion, to the extent that the second sentence of Article Fifth of the Certificate of Incorporation eliminates the Company’s (and, consequently, the Company’s directors’ and stockholders’) statutory power to amend Article Fifth of the Certificate of Incorporation other than in connection with a Business Combination, it is not valid under the General Corporation Law. Accordingly, in our opinion, Article Fifth of the Certificate of Incorporation may be amended as provided in the Article Fifth Amendment subject to compliance with the amendatory procedures set forth in Section 242(b) of the General Corporation Law.

Section 242(a) of the General Corporation Law provides:

After a corporation has received payment for any of its capital stock,... it may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, so long as its certificate of incorporation as amended would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of the filing of the amendment....

8 Del. C. §242(a). Section 242(a)(6) of the General Corporation Law specifically provides that “a corporation may amend its certificate of incorporation, from time to time, so as... [t]o change the period of its duration.”

Global Defense & National Security Systems, Inc.
June 22, 2015

8 Del. C. §242(a)(6). In addition, Section 242(b) of the General Corporation Law provides:

Every amendment [to the Certificate of Incorporation]... shall be made and effected in the following manner: (1) [i]f the corporation has capital stock, its board of directors shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders.... If a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class has been voted in favor of the amendment, a certificate setting forth the amendment and certifying that such amendment has been duly adopted in accordance with this section shall be executed, acknowledged and filed and shall become effective in accordance with §103 of this title.

8 Del. C. §242(b) (emphasis added). Thus, Section 242(a) of the General Corporation Law grants Delaware corporations broad statutory power to amend their certificates of incorporation to the extent permitted under Delaware law, including to the extent contemplated by the Amended and Restated Certificate, subject to compliance with the amendatory procedures set forth in Section 242(b). Implicit in the language of Section 242 of the General Corporation Law is that the power to amend the certificate of incorporation is a fundamental power of Delaware corporations vested in directors and stockholders of a corporation. Nothing in Section 242 of the General Corporation Law suggests that this statutory power may be entirely eliminated by a provision of the certificate of incorporation with respect to certain provisions thereof. Indeed, the mandatory language in Section 242(b) of the General Corporation Law supports the proposition that the corporation’s broad power to amend the certificate of incorporation cannot be eliminated. Section 242(b) of the General Corporation Law mandates that, absent a provision permitting the board to abandon a proposed amendment, “a certificate setting forth the amendment... shall be executed, acknowledged and filed and shall become effective” upon obtaining the requisite board and stockholder approvals. 8 Del. C. §242(b)(1) (emphasis added).

In our opinion, the second sentence of Article Fifth of the Certificate of Incorporation is contrary to the laws of the State of Delaware and, therefore, is not a valid provision of a certificate of incorporation under Section 102(b)(1) of the General Corporation Law. Section 102(b)(1) of the General Corporation Law provides that a certificate of incorporation may contain

[a]ny provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders, or any class of the stockholders...; if such provisions are not contrary to the laws of [the State of Delaware].

Global Defense & National Security Systems, Inc.
June 22, 2015

8 Del. C. §102(b)(1) (emphasis added). Thus, the ability to curtail the powers of the corporation, the directors and the stockholders through the certificate of incorporation is not without limitation. Any provision in the certificate of incorporation that is contrary to Delaware law is invalid. See Lions Gate Entm’t Corp. v. Image Entm’t Inc., 2006 WL 1668051, at *7 (Del. Ch. June 5, 2006) (footnote omitted) (noting that a charter provision “purport[ing] to give the Image board the power to amend the charter unilaterally without a shareholder vote” after the corporation had received payment for its stock “contravenes Delaware law [i.e., Section 242 of the General Corporation Law] and is invalid”). In Sterling v. Mayflower Hotel Corp., 93 A.2d 107, 118 (Del. 1952), the Delaware Supreme Court found that a charter provision is “contrary to the laws of [Delaware]” if it transgresses “a statutory enactment or a public policy settled by the common law or implicit in the General Corporation Law itself.” In Loew’s Theatres, Inc. v. Commercial Credit Co., 243 A.2d 78, 81 (Del. Ch. 1968), the Delaware Court of Chancery adopted this view, noting that “a charter provision which seeks to waive a statutory right or requirement is unenforceable.”1

That the statutory power to amend the certificate of incorporation is a fundamental power of Delaware corporations is supported by Delaware case law. Delaware courts have repeatedly held that a reservation of the right to amend the certificate of incorporation is a part of any certificate of incorporation, whether or not such reservation is expressly included therein.2 See, e.g., Maddock v. Vorclone Corp., 147 A. 255 (Del. Ch. 1929); Coyne v. Park & Tilford Distillers Corp., 154 A.2d 893 (Del. 1959); Weinberg v. Baltimore Brick Co., 114 A.2d 812, 814 (Del. 1955); Morris v. American Public Utilities Co., 122 A. 696, 701 (Del. Ch. 1923). See also 2 David A. Drexler, Lewis S. Black, Jr. & A. Gilchrist Sparks, III, Delaware Corporation Law & Practice, §32.02 (2014) (“No case has ever questioned the fundamental right of corporations to amend their certificates of incorporation in accordance with statutory procedures. From the earliest decisions, it has been held that every corporate charter implicitly contains as a constituent part thereof every pertinent provision of the corporation law, including the provisions authorizing charter amendments.”); 1 R. Franklin Balotti & Jesse A. Finkelstein, The Delaware Law of Corporations & Business Organizations §8.1 (2015 Supp.) (“The power of a corporation to amend its certificate of incorporation was granted by the original General Corporation Law and has continued to this day.”) (footnotes omitted); 1 Edward P. Welch, Robert S. Saunders & Jennifer C. Voss, Folk on the Delaware General Corporation Law §242.02[B] (2014-2 Supp.) (“A corporation may... do anything that section 242 authorizes because the grant of amendment power contained in section 242 and its predecessors is itself a part of the charter.”) (citing Goldman v. Postal Tel., Inc., 52 F.Supp. 763, 769 (D. Del. 1943); Davis v. Louisville Gas & Electric Co., 142 A. 654, 656-58 (Del. Ch. 1928); Morris, 122 A. at 701; Peters v. United States Mortgage Co., 114 A. 598, 600 (Del. Ch. 1921)); Peters, 114 A. at 600 (“There is impliedly written into every corporate charter in this state, as a constituent part thereof, every pertinent provision of our Constitution and statutes. The corporation in this case was created under the General Corporation Law... That law clearly reserves to this corporation the right to amend its certificate in the manner proposed.”).

[1]	We note that Section 102(b)(4) of the General Corporation Law expressly permits a Delaware corporation to include in its certificate of incorporation provisions that modify the voting rights of directors and stockholders set forth in other provisions of the General Corporation Law. 8 Del. C. §102(b)(4) (“the certificate of incorporation may also contain... [p]rovisions requiring for any corporate action, the vote of a larger portion of the stock... or a larger number of the directors, than is required by this chapter”). While Section 102(b)(4) permits certificate of incorporation provisions to require a greater vote of directors or stockholders than is otherwise required by the General Corporation Law, in our view, nothing in Section 102(b)(4) purports to authorize a certificate of incorporation provision that eliminates the power of directors and stockholders to amend the certificate of incorporation (with respect to certain provisions thereof or otherwise) as expressly permitted by Section 242. See also Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 114 (Del. Ch. 1938) (where the Court questioned the validity of a certificate of incorporation provision requiring the vote or consent of 100% of the preferred stockholders to amend the certificate of incorporation in any manner that reduced the pecuniary rights of the preferred stock because the 100% vote requirement made such provision “practically irrepealable”).
[2]	This principle is also codified in Section 394 of the General Corporation Law. See 8 Del. C. §394.

Global Defense & National Security Systems, Inc.
June 22, 2015

In Davis v. Louisville Gas & Electric Co., 142 A. 654 (Del. Ch. 1928), the Court of Chancery interpreted this reserved right to amend the certificate of incorporation broadly and observed that the legislature, by granting broad powers to the stockholders to amend the certificate of incorporation, “recognized the unwisdom of casting in an unchanging mould the corporate powers which it conferred touching these questions so as to leave them fixed for all time.” Id. at 657. Indeed, the Court queried, “[m]ay it not be assumed that the Legislature foresaw that the interests of the corporations created by it might, as experience supplied the material for judgment, be best subserved by an alteration of their intracorporate and in a sense private powers,” i.e., by an alteration of the terms of the certificate of incorporation? Id. The Court further confirmed the important public policy underlying the reservation of the right to amend the certificate of incorporation:

The very fact that the [General Corporation Law]... deal[s] in great detail with innumerable aspects of the [certificate of incorporation] in what upon a glance would be regarded as relating to its private as distinguished from its public character, has some force to suggest that the state, by dealing with such subjects in the statute rather than by leaving them to be arranged by the corporate membership, has impliedly impressed upon such matters the quality of public interest and concern.

Id.

While there is no definitive case law addressing the enforceability or validity, under Delaware law or otherwise, of a certificate of incorporation provision that prohibits amendments to certain provisions thereof, in our view such a provision would be invalid. Indeed, in confirming the fundamental importance of a corporation’s power to amend the certificate of incorporation, Delaware courts have suggested, in dicta, that a provision eliminating the power to amend the certificate of incorporation would be an invalid. See, e.g., Jones Apparel Group, Inc. v. Maxwell Shoe Co., 883 A.2d 837 (Del. Ch. 2004) (indicating that the statutory power to recommend to stockholders amendments to the certificate of incorporation is a core duty of directors and noting that a certificate of incorporation provision purporting to eliminate a core duty of the directors would likely contravene Delaware public policy); Triplex Shoe Co. v. Rice & Hutchins, Inc., 152 A. 342, 347, 351 (Del. 1930) (finding that, despite the absence of common stockholders who held the “sole” power to vote on amendments to the certificate of incorporation, an amendment to the certificate of incorporation nonetheless had been validly approved by the preferred stockholders given that the holders of preferred stock, by “the very necessities of the case,” had the power to vote where no common stock had been validly issued because the corporation would otherwise be “unable to function”); Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 114 (Del. Ch. 1938) (questioning the validity of a certificate of incorporation provision requiring the vote or consent of 100% of the preferred stockholders to amend the certificate of incorporation in any manner that reduced the pecuniary rights of the preferred stock because the 100% vote requirement made such provision “practically irrepealable”).

Global Defense & National Security Systems, Inc.
June 22, 2015

The Court in Jones Apparel suggested that the right of directors to recommend to stockholders amendments to the certificate of incorporation is a “core” right of fundamental importance under the General Corporation Law. In Jones Apparel, the Delaware Court of Chancery examined whether a certificate of incorporation provision eliminating the power of a board of directors to fix record dates was permitted under Section 102(b)(1) of the General Corporation Law. While the Court upheld the validity of the record date provision, it was quick to point out that not all provisions in a certificate of incorporation purporting to eliminate director rights would be enforceable. Jones Apparel, 883 A.2d at 848. Rather, the Court suggested that certain statutory rights involving “core” director duties may not be modified or eliminated through the certificate of incorporation. The Jones Apparel Court observed:

[Sections] 242(b)(1) and 251 do not contain the magic words [“unless otherwise provided in the certificate of incorporation”] and they deal respectively with the fundamental subjects of certificate amendments and mergers. Can a certificate provision divest a board of its statutory power to approve a merger? Or to approve a certificate amendment? Without answering those questions, I think it fair to say that those questions inarguably involve far more serious intrusions on core director duties than does [the record date provision at issue]. I also think that the use by our judiciary of a more context- and statute-specific approach to police “horribles” is preferable to a sweeping rule that denudes §102(b)(1) of its utility and thereby greatly restricts the room for private ordering under the DGCL.

Id. at 852. While the Court in Jones Apparel recognized that certain provisions for the regulation of the internal affairs of the corporation may be made subject to modification or elimination through the private ordering system of the certificate of incorporation and bylaws, it suggested that other powers vested in directors — such as the power to amend the certificate of incorporation — are so fundamental to the proper functioning of the corporation that they cannot be so modified or eliminated. Id.

As set forth above, the statutory language of Section 242 and Delaware case law confirm that the statutory power to amend the certificate of incorporation is a fundamental power of Delaware corporations as a matter of Delaware public policy. Moreover, Delaware case law also suggests that the fundamental power to amend the certificate of incorporation is a core right of the directors of a Delaware corporation. Because the second sentence of Article Fifth of the Certificate of Incorporation eliminates the fundamental power of the Company (and the “core” right of the Company’s directors) to amend Article Fifth of the Certificate of Incorporation, it is contrary to the laws of the State of Delaware and therefore is invalid.

Global Defense & National Security Systems, Inc.
June 22, 2015

Given our conclusion that Article Fifth of the Certificate of Incorporation may be amended as provided in the Article Fifth Amendment, subject to compliance with the amendatory procedures set forth in Section 242(b) of the General Corporation Law, you have asked our opinion as to the vote required for approval of the Article Fifth Amendment. Section 242(b) of the General Corporation Law provides the default voting requirements for an amendment to the certificate of incorporation. Under Section 242(b)(1), the board of directors of the Company (the “Board”) would be required to adopt a resolution setting forth the amendment proposed (i.e., the Article Fifth Amendment) and declaring its advisability prior to submitting such amendment to the stockholders entitled to vote on an amendment to the Certificate of Incorporation. The Board may adopt such resolution by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent of all directors. See 8 Del. C. §§141(b), 141(f). After the amendment has been duly approved by the Board, it must then be submitted to the stockholders of the Company for a vote thereon. The affirmative vote (or written consent) of a majority of the outstanding stock entitled to vote thereon would be required for approval of the amendment. See 8 Del. C. §§242(b)(1), 228(a). The default voting requirements set forth above may be increased to require a greater vote of the directors or stockholders by a provision in the certificate of incorporation or the bylaws (in the case of the Board). See 8 Del. C. §§102(b)(4), 141(b), 216, 242(b)(4). However, any certificate of incorporation or bylaw provision purporting to impose a supermajority or unanimous voting requirement must otherwise be valid under the General Corporation Law. As discussed above, in our opinion, the second sentence of Article Fifth of the Certificate of Incorporation, which purports to prohibit the amendment of Article Fifth of the Certificate of Incorporation other than in connection with a Business Combination, is not a valid certificate of incorporation provision under the General Corporation Law. Because there is no valid provision in the Certificate of Incorporation or Bylaws purporting to impose a different or greater vote of the directors or stockholders for the approval of an amendment to Article Fifth of the Certificate of Incorporation, in our view, the statutory default voting requirements would apply to the approval of the Article Fifth Amendment by the directors and stockholders of the Company.

CONCLUSION

Based upon and subject to the foregoing, and subject to the limitations stated herein, it is our opinion that the Article Fifth Amendment, if duly adopted by the Board (by vote of the majority of the directors present at a meeting at which a quorum is present3 or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when the Amended and Restated Certificate is filed with the Secretary of State in accordance with Sections 103, 242 and 245 of the General Corporation Law.4

[3]	We note that Section 3.7 of the Bylaws provides that a “quorum must include the Chairman of the Board of Directors for so long as he or she is a Sponsor Representative, otherwise at least one (1) Sponsor Representative serving on the Board of Directors for so long as at least one (1) Sponsor Representative serves on the Board of Directors.”
[4]	We note that unlike the provisions of Article Fifth of the Certificate of Incorporation, the requirement under Article Sixth of the Certificate of Incorporation that any amendment to Article Sixth of the Incorporation must be approved by the affirmative vote of 65% of the outstanding shares of Common Stock cast at a meeting of stockholders of the Company during the Target Business Acquisition Period is, in our opinion, a valid certificate of incorporation provision under the General Corporation Law because it does not. Therefore, to the extent that the Amended and Restated Certificate filed with the Secretary of State with respect to the Article Fifth Amendment also contains the Article Sixth Amendment, the Article Sixth Amendment must be adopted in accordance with Section 242(b) of the General Corporation Law by the Board and by the affirmative vote of 65% of the outstanding shares of Common Stock entitled to vote thereon during the Target Business Acquisition Period.

Global Defense & National Security Systems, Inc.
June 22, 2015

The foregoing opinion is limited to the General Corporation Law. We have not considered and express no opinion on any other laws or the laws of any other state or jurisdiction, including federal laws regulating securities or any other federal laws, or the rules and regulations of stock exchanges or of any other regulatory body. Without limiting the foregoing, we express no opinion as to principles of equity, including principles of commercial reasonableness, good faith and fair dealing and the applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law).

In addition, we note that Section (H) of Article Sixth of the Certificate of Incorporation provides as follows:

(H) If any amendment is made to this Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Corporation’s obligation to redeem, convert or tender 100% of the IPO Shares if the Corporation has not consummated a Business Combination within 21 months from the date of the Closing, the Public Stockholders shall be provided with the opportunity to redeem, convert or tender their IPO Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, less franchise and income taxes payable, divided by the number of then outstanding IPO Shares.

We have not considered and express no opinion on the rights or remedies that stockholders of the Company may have under Section (H) of Article Sixth of the Certificate of Incorporation or otherwise if the Article Fifth Amendment is approved.

The foregoing opinion is rendered for your benefit in connection with the matters addressed herein. We understand that you may furnish a copy of this opinion letter to the SEC in connection with the matters addressed herein. We further understand that you may include this opinion letter as an annex to the Proxy Statement for the special meeting of stockholders of the Company to consider and vote upon, among other things, the Article Fifth Amendment and we consent to your doing so.

Very truly yours, /s/ Richards, Layton & Finger, P.A.
MG/NS

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.
11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia

Vote Your Proxy by mail:  Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☐

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER   , 2015

The undersigned hereby appoints Dale R. Davis, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of common stock of Global Defense & National Security Systems, Inc. (the “Company”) held of record by the undersigned at the close of business on October   , 2015 at the Special Meeting of Stockholders to be held at the offices of Morrison & Foerster, LLP, located at 2000 Pennsylvania Ave, NW, Suite 6000, Washington, District of Columbia on October   , 2015, at 11:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENTS CONSISTING OF PROPOSALS 1 AND 2. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT PROVIDE SUCH INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED ON ANY OF THE PROPOSALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal 1 — Extension of Termination Date	FOR	AGAINST	ABSTAIN
To amend the Company’s amended and restated certificate to extend the date before which the Company must complete a business combination (the “Termination Date”) from October 24, 2015 (the “Current Termination Date”) to November 24, 2015 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.	☐	☐	☐

Proposal 2 — Extension of Stockholders’ Redemption Rights	FOR	AGAINST	ABSTAIN
To amend the Company’s amended and restated certificate to provide that the Public Stockholders are entitled to redeem, convert or tender their Public Shares in the event of any further amendment of the Company’s amended and restated certificate of incorporation that affects the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination by the Extended Termination Date.	☐	☐	☐
Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
To consider and vote upon a proposal to adjourn the special meeting of the Company’s stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.	☐	☐	☐

If you hold shares of the Company’s common stock issued in its initial public offering, you may exercise your redemption rights and demand that the Company redeem your shares of common stock for a pro rata portion of the trust account by marking the “Exercise Redemption Rights” box below and tendering your stock certificate(s) to the Company or its transfer agent in accordance with the instructions set forth in the accompanying proxy statement. If you properly exercise your redemption rights and tender your stock certificate(s), then you will be surrendering your shares of the Company’s common stock in exchange for the cash payment to which you are entitled under the Company’s amended and restated certificate of incorporation and you will no longer own these shares. You will only be entitled to receive cash for your shares if the Extension Amendments are approved (and not abandoned) and you continue to hold your shares through the time the Extension Amendments become effective and tender your stock certificate to the Company in accordance with the accompanying proxy statement. Any request for redemption may be revoked at any time prior to the approval of the Extension Amendments and, thereafter, will be irrevocable, to the fullest extent permitted by law.

EXERCISE REDEMPTION RIGHTS	☐
Dated 2015

Stockholder’s Signature

Stockholder’s Signature
CHECK HERE FOR ADDRESS CHANGE AND INDICATE THE CORRECT ADDRESS ABOVE.	☐

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, ATTN: AST PROXY DEPARTMENT. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN ITEMS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. IF YOU SUBMIT A PROXY AND DO NOT CHECK THE “EXERCISE REDEMPTION RIGHTS” BOX, YOUR SHARES WILL NOT BE REDEEMED IN CONNECTION WITH THE EXTENSION AMENDMENTS EVEN IF YOU HAVE OTHERWISE TENDERED YOUR SHARES TO THE COMPANY OR ITS TRANSFER AGENT IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.